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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
IRON MOUNTAIN INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRON MOUNTAIN INCORPORATED

745 Atlantic Avenue
Boston, Massachusetts 02111

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 23, 2002

To the Shareholders of
    IRON MOUNTAIN INCORPORATED:

        Iron Mountain Incorporated will hold its 2002 Annual Meeting of Shareholders at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts, on May 23, 2002 at 10:00 a.m. local time for the following purposes:

  1.
  To elect three Class II directors for a three-year term or until their successors are elected and qualified;

  2.
  To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into our wholly owned subsidiary, Iron Mountain Incorporated, a Delaware corporation, for the purpose of changing the Company's state of incorporation from Pennsylvania to Delaware;

  3.
  To approve the adoption of the Iron Mountain Incorporated 2002 Stock Incentive Plan; and

  4.
  To transact such other business as may properly come before the meeting.

        Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 5, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. In the event that the Annual Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

        Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Annual Meeting. You may revoke your proxy at any time prior to its exercise or by attending the Annual Meeting and voting in person.

        All shareholders are cordially invited to attend the Annual Meeting.

                      By order of the Board of Directors,
                       GARRY B. WATZKE, Secretary

Boston, Massachusetts
April 26, 2002

IRON MOUNTAIN INCORPORATED

745 Atlantic Avenue
Boston, Massachusetts 02111

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

To be held on May 23, 2002

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Iron Mountain Incorporated ("Iron Mountain" or the "Company") for use at the Annual Meeting of Shareholders to be held on May 23, 2002 or at any adjournment or postponement thereof.

        The Company's Annual Report to Shareholders for the year ended December 31, 2001 is being mailed to shareholders with the mailing of this Proxy Statement on or about April 26, 2002.

        Iron Mountain will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, telecopier or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, a professional proxy solicitor. No additional compensation will be paid to directors, officers or other regular employees for such services, but the professional proxy solicitor will be paid its customary fee, which is estimated to be approximately $5,000, plus reasonable expenses, if it renders solicitation services.

Revocability of Proxies

        Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

        Iron Mountain's common stock, $0.01 par value per share (the "Common Stock"), is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of the close of business on April 5, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 84,442,946 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

        The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

        A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

  •
  "For" the election of the nominees for director listed herein;

  •
  "For" the approval and adoption of the Agreement and Plan of Merger resulting in the reincorporation of the Company in the State of Delaware; and

  •
  "For" the approval and adoption of the Iron Mountain Incorporated 2002 Stock Incentive Plan (the "2002 Stock Incentive Plan" or the "Plan").

        Abstentions and broker non-votes will not be counted as votes and, therefore, will not affect the election of the directors, the reincorporation in Delaware or the adoption of the 2002 Stock Incentive Plan. The approval and adoption of the Agreement and Plan of Merger and the reincorporation in Delaware do not create any dissenters' or appraisal rights under the Business Corporation Law of Pennsylvania.

ITEM 1

ELECTION OF DIRECTORS

        The Board currently consists of eleven directors. There are three classes of directors who serve for a three-year term and are elected on a staggered basis, one class of directors standing for election each year. The term of the Class II directors, B. Thomas Golisano, John F. Kenny, Jr., Howard D. Ross and Vincent J. Ryan, will expire at the Annual Meeting; the term of the Class III directors, Kent P. Dauten, Arthur D. Little, J. Peter Pierce and C. Richard Reese, will expire at the 2003 Annual Meeting of Shareholders; and the term of the Class I directors, Clarke H. Bailey, Constantin R. Boden and Eugene B. Doggett, will expire at the 2004 Annual Meeting of Shareholders. Directors of each class hold office until the third annual meeting of the shareholders of the Company following their election or until their successors are elected and qualified.

        At the Annual Meeting, three Class II directors are to be elected to serve until the Company's 2005 Annual Meeting of Shareholders, or until their successors are elected and qualified. Mr. Ross, currently a Class II director, has notified the Company that he does not intend to serve as a director after the 2002 Annual Meeting, and therefore he has not been nominated to serve again. The Board has elected to reduce the size of the Board to ten directors and therefore is only nominating three Class II directors to replace the four Class II directors whose terms will expire at the Annual Meeting. Proxies may not be voted for a greater number of individuals than the three nominees named. The Board has selected as nominees the following current Class II directors of the Company: B. Thomas Golisano, John F. Kenny, Jr. and Vincent J. Ryan. Each has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve.

        The Company's executive officers were last elected on May 24, 2001. At a meeting to be held immediately following the Annual Meeting, the Board currently intends to elect executive officers of the Company. All executive officers hold office at the discretion of the Board until the first meeting of the Board following the next annual meeting of shareholders or until their successors are chosen and qualified. Except for T. Anthony Ryan, the Company's Vice President, Real Estate, and Vincent J. Ryan, a Class II director, who are brothers, there are no family relationships between or among any of the Company's officers or directors.

Required Vote

        The affirmative vote of holders of a plurality of the votes properly cast at the Annual Meeting is required to elect each Class II director. For purposes of determining which nominees receive a plurality, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the election of each of the nominees listed below to serve as Class II directors of Iron Mountain until the 2005 Annual Meeting of Shareholders, or until their successors are elected and qualified.

        Set forth below is the name and age of each Class II director nominated to serve an additional term, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a director, as of April 1, 2002.

Nominee	Principal Occupations and Business Experience During the Past Five Years
B. Thomas Golisano Age 60	Mr. Golisano is a Class II director of the Company, a position he has held since June 1997. Mr. Golisano was Chairman of Safesite Records Management Corporation until its acquisition by Iron Mountain in June 1997. He founded Paychex Inc., a publicly held, national payroll service company, in 1971 and serves as its Chairman, President and Chief Executive Officer. Mr. Golisano serves on the Board of Trustees of Rochester Institute of Technology and on the boards of several privately held companies. He also serves on the boards of numerous non-profit organizations and is the founder of the B. Thomas Golisano Foundation.
John F. Kenny, Jr. Age 44
Mr. Kenny is a Class II director, a position he has held since March 2000. He is also an Executive Vice President and the Chief Financial Officer of the Company, positions he has held since May 1997. Mr. Kenny joined Iron Mountain in 1991 and held a number of operation positions before assuming the position of Vice President of Corporate Development in 1995. Prior to 1991, Mr. Kenny was a Vice President of CS First Boston Merchant Bank, New York, with responsibility for risk capital investments. Mr. Kenny has also served as a director and the Treasurer of Professional Records and Information Services ("PRISM"), a trade group of approximately 530 members. He holds a Master of Business Administration degree from Harvard Business School.
Vincent J. Ryan Age 66
Mr. Ryan is a Class II director of the Company, a position he has held for over ten years. Mr. Ryan is the founder of Schooner Capital LLC ("Schooner") and its predecessor, Schooner Capital Corporation. Mr. Ryan has served as the Chairman and Chief Executive Officer of Schooner since 1971, and as its President from 1971 to 1985 and from 1996 to 1999. Prior to November 1995, Mr. Ryan served as Chairman of Iron Mountain's Board.

        Set forth below is the name and age of each other director and executive officer of the Company, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a director, as of April 1, 2002.

Nominee	Principal Occupations and Business Experience During the Past Five Years
Clarke H. Bailey Age 47	Mr. Bailey is a Class I director of the Company, a position he has held since January 1998. He is Co-Chairman and director of Highgate Capital LLC, a private equity firm, and Chairman, Chief Executive Officer and a director of ShipXact.com, Inc., a private fulfillment and distribution company. Mr. Bailey also serves as Chairman and a director of Glenayre Technologies, Inc., a manufacturing company in the wireless communications industry. Mr. Bailey was the Chairman and Chief Executive Officer of each of Arcus Group, Inc., United Acquisition Company and Arcus Technology Services, Inc. from 1995 until their acquisition by Iron Mountain in January 1998. He is also a director of Connectivity Technologies Inc. and Swiss Army Brands, Inc. He holds a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

Constantin R. Boden Age 65
Mr. Boden is a Class I director of the Company, a position he has held since December 1990. Mr. Boden is the principal of Boden Partners LLC and chairman of the advisory board of Boston Capital Ventures, a risk capital concern. For 34 years, until January 1995, Mr. Boden was employed by The First National Bank of Boston, most recently as Executive Vice President, International Banking. He holds a Master of Business Administration degree from Harvard Business School.
Eugene B. Doggett Age 65
Mr. Doggett is a Class I director of the Company, a position he has held since 1990. From 1987 until May 1997, Mr. Doggett was the Chief Financial Officer of Iron Mountain, and from 1990 until May 1998, Mr. Doggett was an Executive Vice President of Iron Mountain. Prior to joining Iron Mountain, he had extensive experience in commercial and investment banking, as well as financial and general management experience at senior levels. He holds a Master of Business Administration degree from Harvard Business School.
Kent P. Dauten Age 46
Mr. Dauten is a Class III director of the Company, a position he has held since November 1997. He also serves as President of Keystone Capital, Inc., a management and consulting advisory service firm, a position he has held since March 1994. In February 1995, Mr. Dauten founded HIMSCORP, Inc. (d/b/a Records Masters) and served as its President until its acquisition by Iron Mountain in November 1997. Mr. Dauten currently serves as a director of Health Management Associates, Inc., a hospital management firm. Mr. Dauten holds a Master of Business Administration degree from Harvard Business School.
Arthur D. Little Age 58
Arthur D. Little is a Director of the Company, a position he has held since November 1995. Mr. Little is a principal of A & J Acquisition Company, Inc., which he founded in 1996. Prior to that, he was Managing Director of and also a partner in Narragansett Capital, Inc., a private investment firm. He holds a Bachelor of Arts degree in history from Stanford University.
J. Peter Pierce Age 56
J. Peter Pierce is a Class III director of the Company, a position he has held since February 2000. From February 1, 2000 until his resignation in June, 2000, he was also the President of the Company. Prior to the merger of the Company with Pierce Leahy Corp., Mr. Pierce had been the President and Chief Executive Officer of Pierce Leahy since 1995, and a director of Pierce Leahy since the early 1970s. Mr. Pierce is the Chairman and Chief Executive Officer of Telespectrum Worldwide, Inc., a publicly held teleservices company. Mr. Pierce is also the founder and principal partner in Pioneer Capital LLC, a venture capital company. Mr. Pierce attended the University of Pennsylvania and served in the United States Marine Corps.

C. Richard Reese Age 56
Mr. Reese is a Class III director, a position he has held since 1990, Chairman of the Board, a position he has held since November 1995, and the Chief Executive Officer of the Company, a position he has held since 1981. He is also the President of the Company, a position he has held since June 2000 and previously held from 1981 until November 1985. Mr. Reese is a member of the investment committee of Schooner, a shareholder in the Company. Prior to joining Iron Mountain, Mr. Reese lectured at Harvard Business School in "Entrepreneurship" and provided consulting services to small- and medium-sized emerging enterprises. Mr. Reese has also served as the President and a director of PRISM. He is also a director of Ardais Corporation, Bird Dog Solutions, Inc. and Presidio Partners, LLC. He holds a Master of Business Administration degree from Harvard Business School.
Harold E. Ebbighausen Age 47
Mr. Ebbighausen is an Executive Vice President of the Company and the President of Iron Mountain Off-Site Data Protection ("IMOSDP"), a division of Iron Mountain Information Management, Inc. ("IMIM"), a wholly owned subsidiary of the Company. Prior to September 10, 2001, IMOSDP was a separate subsidiary known as Arcus Data Security, Inc. Mr. Ebbighausen has been an Executive Vice President of the Company since May 1998 and had been the President of Arcus Data Security, Inc. since July 1998. Mr. Ebbighausen was a Vice President of Data Security Services of Iron Mountain from September 1996 through June 1997. Prior to joining Iron Mountain, Mr. Ebbighausen was Vice President of Data Management Services with INSCI Corporation, a software provider for computer output and data storage solutions to optical and CD technology. Previously, he held a number of field management positions with Anacomp, Inc., a service bureau provider in the micrographics industry.
Robert G. Miller Age 45
Mr. Miller is an Executive Vice President of the Company and the President of Iron Mountain Records Management ("IMRM"), a division of IMIM. Mr. Miller was appointed President of Iron Mountain Records Management, Inc. ("IRM"), the predecessor of IMIM, in March 2001 and had served as the Senior Vice President and Chief Operating Officer of IRM from July 2000, until his appointment as President. Prior to July 2000, Mr. Miller was an Executive Vice President of IRM, a position that he had held since December 1996. Mr. Miller joined Iron Mountain in 1988 and held various positions including District Manager from 1988 through 1991 and Regional Vice President from 1991 through 1996. Prior to 1988, Mr. Miller was employed as a District Manager at Bell & Howell Records Management Company.

Director Compensation

        Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company receives an annual retainer fee of $12,000 as compensation for his services as a member of the Board and $500 for attendance at committee meetings ($1,000 per meeting for the Chairman of the committee). In addition, the Company has a program by which it grants its nonemployee directors options to purchase $200,000 of the Company's Common Stock every three years. Each option is granted under either the Iron Mountain Incorporated 1995 Stock Incentive Plan (the "1995 Plan") or the Iron Mountain

Incorporated 1997 Stock Option Plan (the "1997 Plan"), has an exercise price equal to fair market value (as defined in the relevant Plan) on the date of grant, vests in equal amounts over a period of three years and has a ten year term. If the 2002 Stock Incentive Plan is approved, options to nonemployee directors will be granted under the 2002 Stock Incentive Plan and grants will no longer be made under the 1995 or the 1997 Plan. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board or committees thereof, and for other expenses incurred in their capacities as directors.

        The Company paid a total of $131,000 in cash for directors fees in respect of services for 2001. In addition, the Company paid $25,000 to Constantin R. Boden for advisory services to Iron Mountain Europe Limited, a subsidiary of the Company.

Board of Directors and Committee Meetings

        During the fiscal year ended December 31, 2001, the Board held four regular meetings, two special meetings and took two actions by written consent. Each incumbent director who was then in office (other than Mr. Golisano who was unable to attend three of the six Board meetings), attended at least 75% of the aggregate number of meetings of the Board and all committees thereof on which such director served. The Board of the Company has a standing Audit Committee, Executive Committee and Compensation Committee, and a Stock Incentive Plan Subcommittee of the Compensation Committee (the "Option Plan Subcommittee"). The Company does not have a nominating committee. During the fiscal year ended December 31, 2001, the Audit Committee held eight meetings, the Executive Committee held two meetings and took four actions by written consent, the Compensation Committee held one meeting and the Option Plan Subcommittee held three meetings.

        The Audit Committee consists of three members, Messrs. Boden (Chairman), Little and Dauten, each of whom is independent as defined by applicable New York Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board, which is filed as an exhibit to the Company's Form 14A filed in April 2001. The Audit Committee selects and evaluates the Company's independent auditors, including their independence, reviews the audited financial statements and approves them for inclusion in the Company's Annual Report on Form 10-K and discusses the adequacy of the Company's internal controls with management and the auditors, among other actions taken to meet its responsibilities as set forth in its charter.

        The Executive Committee consists of Messrs. Ryan (Chairman), Reese and Bailey. Between meetings of the Board, the Executive Committee exercises all the powers of the Board in the management and direction of the business and affairs of the Company to the extent not otherwise prohibited by law, the Board, the Company's Amended and Restated Bylaws or Amended and Restated Articles of Incorporation.

        The Compensation Committee consists of Messrs. Little (Chairman), Boden, Ryan and Bailey. The Compensation Committee provides recommendations to the Board regarding Iron Mountain's compensation policies and programs and is also responsible for establishing and modifying the compensation for all of the Company's executive officers.

        The Option Plan Subcommittee consists of Messrs. Little (Chairman) and Boden, both of whom are "outside" and "non-employee" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), respectively. The Option Plan Subcommittee currently administers the 1995 Plan and the 1997 Plan, including the grant of stock options under the 1995 Plan and 1997 Plan to all employees, including executive officers. If the 2002 Stock Incentive Plan is approved, the Option Plan Subcommittee will administer and issue grants under the 2002 Stock Incentive Plan and grants will generally no longer be made under the 1995 Plan or the 1997 Plan. The Option Plan Subcommittee also administers the Iron

Mountain/ATSI 1995 Stock Option Plan, the Iron Mountain Incorporated 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and the Nonqualified Stock Option Plan of Pierce Leahy Corp., and recommends the adoption of, and any amendments to, all stock incentive plans. There are no shares available for grant under the Iron Mountain/ATSI 1995 Stock Option Plan or the Nonqualified Stock Option Plan of Pierce Leahy Corp. The Option Plan Subcommittee also administers the Iron Mountain Incorporated Executive Deferred Compensation Plan, a nonqualified deferred compensation plan (the "Executive Deferred Compensation Plan").

ITEM 2

APPROVAL OF THE REINCORPORATION OF THE COMPANY
INTO THE STATE OF DELAWARE

        For the reasons set forth below, the Company's Board approved a proposal to change the Company's state of incorporation from Pennsylvania to Delaware (the "Reincorporation") and believes that the Reincorporation is in the best interests of the Company and its shareholders. Throughout this Item 2, the Company as currently incorporated in Pennsylvania will be referred to as "Iron Mountain PA" and the Company as reincorporated in Delaware will be referred to as "Iron Mountain DE".

        Shareholders are urged to read carefully this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation.

Method of Reincorporation

        The Reincorporation will be effected by merging Iron Mountain PA into its wholly owned Delaware subsidiary, Iron Mountain DE, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), in the form attached hereto as Appendix A. On the effective date of the merger, Iron Mountain DE will succeed to the assets and liabilities of, and possess all the rights and powers of, Iron Mountain PA and will continue to operate the business of the Company under its current name, Iron Mountain Incorporated. The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature. The material changes are described in this Proxy Statement. The Reincorporation will NOT result in any change in the Company's business, management, capitalization, Board structure or membership, fiscal year, assets, liabilities or the location of the Company's principal facilities or headquarters. The directors elected at the Annual Meeting to serve as Class II directors of Iron Mountain PA will become Class II directors of Iron Mountain DE. In addition, the Class I and III directors of Iron Mountain PA will continue to serve as Class I and III directors, respectively. The remaining terms of directors will not be affected as a result of the Reincorporation.

        At the effective time of the merger, each issued and outstanding share of Common Stock will be automatically converted into one share of Iron Mountain DE common stock, $0.01 par value per share. Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of Iron Mountain DE common stock. Shareholders will not need to exchange their existing Common Stock certificates for Iron Mountain DE stock certificates but may do so if they would prefer. Any such request should be directed to the Company's transfer agent, EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, (781) 575-2000. After the Reincorporation, certificates representing Common Stock will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Iron Mountain DE common stock. Iron Mountain PA's transfer agent, EquiServe Trust Company, N.A., will act as transfer agent for Iron Mountain DE after the Reincorporation. Shareholders may consult their stockbrokers or the Company with respect to any questions regarding the mechanics of these types of transactions.

        All employee benefit, stock option and employee stock purchase plans of Iron Mountain PA will become Iron Mountain DE plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Iron Mountain DE common stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as Iron Mountain DE plans. Other employee benefit arrangements of Iron Mountain PA will also be continued by Iron Mountain DE upon the terms and subject to the conditions currently in effect. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that Iron Mountain PA's rights and obligations under such material contractual arrangements will continue as rights and obligations of Iron Mountain DE.

        The Common Stock is listed for trading on the New York Stock Exchange and, after the merger, Iron Mountain DE common stock will be traded on the New York Stock Exchange under the same symbol, "IRM", as the shares of Common Stock are currently traded. The shares of Iron Mountain DE common stock will continue to be represented by the same CUSIP number that is currently used for the Common Stock. There will be no interruption in the trading of the Common Stock as a result of the merger.

        The Reincorporation includes the implementation of a new certificate of incorporation and bylaws for Iron Mountain DE (the "Delaware Charter" and "Delaware Bylaws", respectively) to replace the current articles of incorporation and bylaws of Iron Mountain PA (the "Pennsylvania Charter" and "Pennsylvania Bylaws", respectively). As a Delaware corporation, Iron Mountain DE will be subject to the Delaware General Corporation Law (the "DGCL"). Iron Mountain PA is subject to the Business Corporation Law of Pennsylvania (the "PaBCL"). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Pennsylvania Charter and Pennsylvania Bylaws, on the other hand, must be viewed in the context of the differences between the DGCL and the PaBCL. Material differences are discussed below under "—Comparison of the Charters and Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania".

        If approved by the shareholders, it is anticipated that the Reincorporation will be completed as soon thereafter as is practicable. As described in the Merger Agreement, however, the Board may abandon the Reincorporation or amend the Merger Agreement, subject to any restrictions imposed by the DGCL or the PaBCL, either before or after shareholder approval has been obtained if, in the opinion of the Board, circumstances arise that make such action advisable. Any amendment that would adversely affect Iron Mountain PA shareholders or effect a material change from the Delaware Charter in the form attached hereto and described herein, however, would require further approval by the holders of a majority of the outstanding shares of the Common Stock. The Board does not currently intend to make any material amendments to the Merger Agreement, nor does it intend to amend the Delaware Charter or Delaware Bylaws, in the forms attached hereto and described herein, should the Reincorporation be approved by the Company's shareholders.

        As provided in the PaBCL, Iron Mountain PA shareholders will not be entitled to exercise dissenters' rights or to demand payment for their shares in connection with the merger or the Reincorporation. See "—Comparison of the Charters and the Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania—Dissenters' Rights of Appraisal" below.

        The following discussion summarizes certain aspects of the Reincorporation. The summary is not intended to be complete and is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, the DGCL and the PaBCL.

Principal Reasons for the Reincorporation in Delaware

        For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Many corporations have initially chosen Delaware for their domicile, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board believes the Reincorporation to be in the best interest of the Company and its shareholders for several reasons including, but not limited to:

  •
  it is anticipated that Delaware's substantial and well-developed body of case law construing the DGCL will provide the Company with greater predictability in its operations and business dealings;

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  the certainty afforded by Delaware's well-established principles of corporate governance should enhance the Company's ability to attract and retain qualified directors and officers;

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  the Delaware courts have developed a reputation for considerable expertise and sophistication in dealing with complex corporate issues; and

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  the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law;

Comparison of the Charters and the Bylaws of Iron Mountain PA and Iron Mountain DE and Significant Differences Between the Corporation Laws of Delaware and Pennsylvania

        As a result of the Reincorporation, Iron Mountain PA shareholders will become stockholders of Iron Mountain DE and the rights of all such former Iron Mountain PA shareholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws and the DGCL. The rights of the Iron Mountain PA shareholders are presently governed by the Pennsylvania Charter, the Pennsylvania Bylaws and the PaBCL.

        The following summary, which does not purport to be a complete statement of the differences among the rights of the Iron Mountain DE stockholders and the Iron Mountain PA shareholders, sets forth certain differences between the DGCL and the PaBCL, between the Delaware Charter and the Pennsylvania Charter, and between the Delaware Bylaws and the Pennsylvania Bylaws. This summary is qualified in its entirety by reference to the full text of each of the documents, the DGCL and the PaBCL. The Delaware Charter and Delaware Bylaws are attached as Appendices B and C, respectively. Shareholders of the Company may obtain copies of the Pennsylvania Charter and Pennsylvania Bylaws at no cost by writing or telephoning us at: 745 Atlantic Avenue, Boston, Massachusetts 02111, (617) 535-4799, Attention: Investor Relations.

Limitations on Director Liability

        The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to a corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. This provision may not eliminate or limit the liability of a director for:

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  breaches of the director's duty of loyalty to a corporation or its stockholders;

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  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

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  the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

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  transactions in which the director received an improper personal benefit.

        Under the PaBCL and the Pennsylvania Bylaws, directors are liable for monetary damages only where the director has breached or failed to perform his or her duties under the PaBCL and that breach or failure to perform constitutes self-dealing, willful misconduct or recklessness. This limitation on liability does not extend to liability under a criminal statute or for the payment of taxes.

        The Delaware Charter eliminates the liability of directors to the fullest extent permissible under Delaware law. The Reincorporation and associated measures result in a director being shielded from suits by Iron Mountain DE or its stockholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. Consequently, an action for monetary damages against a director predicated on a breach of the duty of care will be available only if Iron Mountain DE or its stockholders are able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. The effect of such measures may be to limit or eliminate a remedy which might otherwise be available to a stockholder of Iron Mountain DE who is dissatisfied with the Board's decisions. Although an aggrieved stockholder could sue to enjoin or rescind an action taken or proposed by the Board, such remedies may not be timely or adequate to prevent or redress injury in all cases.

Indemnification of Officers and Directors

        The DGCL permits indemnification of officers and directors against liability incurred in third-party actions if the indemnitee acted in good faith and he or she reasonably believed the acts were in, or at least not opposed to, the best interests of the Company. Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. As a result, under Delaware law, a Delaware corporation is permitted to indemnify its directors and officers within the limits established by law and public policy pursuant to an express contract, bylaw provision, stockholder vote, vote of disinterested directors or otherwise, any or all of which provide broad indemnification rights.

        The provisions of the PaBCL regarding indemnification are substantially similar to those of the DGCL. Under the PaBCL, Iron Mountain PA is permitted to indemnify its officers and directors so long as the indemnified person acted in good faith and in a manner he or she presumably believed to be in, or not opposed to, the Company's best interests and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Pennsylvania law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise; provided that there shall be no such indemnification in the case of willful misconduct or recklessness.

Statutory Anti-Takeover Measures

        Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Although the Board has not adopted or proposed any of these permitted anti-takeover measures at this time, there can be no assurance that the Board will not adopt anti-takeover measures available under Delaware law in the future. The availability of such measures under Delaware law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a substantial number, or even a majority, of Iron Mountain DE's stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so.

        In addition to permitted anti-takeover measures, for certain corporations, Section 203 of the DGCL ("Section 203") limits the ability of a potential acquirer to conduct a hostile takeover. Under Section 203, certain "business combinations" by Delaware corporations with "interested stockholders" are subject to a three-year moratorium unless (1) prior to the date the stockholder became an "interested stockholder", the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (2) upon becoming an interested stockholder, the stockholder then owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (3) at or subsequent to the date the stockholder became an "interested stockholder", the "business combination" is approved by the board of directors and authorized at an annual or special meeting by at least 66 2/3% of the corporation's outstanding voting stock, excluding shares owned by the interested stockholder. For purposes of Section 203, the term "business combination" includes mergers, asset sales and other similar transactions, and an "interested stockholder" is a person who, together with affiliates and associates, owns (or within the prior three years, did own) 15% or more of the corporation's voting stock. In effect, Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that person becomes an interested stockholder.

        As with other anti-takeover provisions, it is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Iron Mountain DE to negotiate in advance with the Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder. Section 203 also has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Iron Mountain DE in which all stockholders would not be treated equally.

        Section 203 only applies to Delaware corporations which have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on the Nasdaq Stock Market or (3) held of record by more than 2,000 stockholders. Because Iron Mountain DE common stock will be traded on the NYSE, Section 203 is applicable to Iron Mountain DE. A Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by a majority stockholder vote and may not be further amended by the board of directors. Section 203 will be applicable to Iron Mountain DE because the Delaware Charter does not contain an election to opt out of being governed by Section 203.

        The Board recognizes that hostile takeover attempts do not always have unfavorable consequences or effects and may frequently be beneficial to the stockholders, providing all of the stockholders with considerable value for their shares. The Board believes, however, that the potential disadvantages of unapproved takeover attempts, such as disruption of the Company's business and the possibility of terms which may be less favorable to all of the stockholders than would be available in a board-approved transaction, are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts and to enable the Board to fully consider a proposed takeover attempt and actively negotiate its terms are in the best interests of the Company and its stockholders.

        The PaBCL contains provisions applicable to publicly held Pennsylvania corporations that may be deemed to have an anti-takeover effect. Generally, subchapters 25 D, E, F, G, H, I and J of the PaBCL place procedural requirements and establish restrictions upon the acquisition of voting shares of a corporation which would entitle the acquiring person to cast or direct the casting of a specified percentage of votes in an election of directors.

        Subchapter 25D (relating to fundamental changes) provides generally that certain transactions involving "interested shareholders" including mergers, consolidations, share exchanges, asset sales, divisions, voluntary dissolutions and winding up and certain reclassifications affecting the voting or share interests require an affirmative vote of the majority of the votes entitled to be cast, without counting the vote of the interested shareholder, unless certain exceptions apply. An "interested shareholder" is defined to include any shareholder who is a party to the covered transaction or who is treated differently from other shareholders in connection with such a transaction and persons or groups acting in concert with, or controlling or controlled by, that shareholder.

        Subchapter 25E (relating to control transactions) provides generally that if any person or group acquires 20% or more of the voting power of a publicly traded corporation, the remaining shareholders may demand from such person or group the fair value of their shares, including a proportionate amount of any control premium.

        Subchapter 25F (relating to business combinations) restricts the ability of an "interested shareholder" to enter into certain "business combinations" with the corporation. The term "business combination" is defined broadly to include various transactions including mergers, consolidations, asset sales and other similar transactions. An "interested shareholder" is defined generally as the beneficial owner of at least 20% of a corporation's voting stock.

        Subchapter 25G (relating to control-share acquisitions) prevents a person who acquires for the first time 20% or more, 33 1/3% or more, or 50% or more of a company's voting shares from voting these shares unless the disinterested shareholders approve such voting rights. Failure to obtain this approval exposes the shareholder to the risk of a forced sale of his or her shares to the corporation.

        Subchapter 25H (relating to disgorgement) applies in the event that (1) any person or group publicly discloses that such person or group may acquire control of the corporation through any means or (2) a person or group acquires, or publicly discloses an offer or intent to acquire, 20% or more of the voting power of the corporation. Any profits from sales of equity securities of the corporation by such person or group during a period of 18 months subsequent to obtaining the status of a controlling person revert to the corporation if the securities sold were acquired during such 18 month period or within 24 months prior thereto.

        Subchapters 25D through 25H contain a wide variety of transactional and status exemptions, exclusions and safe harbors. A Pennsylvania corporation may opt out of any of these provisions. Only subchapters 25D and 25F are applicable to Iron Mountain PA; the Pennsylvania Charter provides that subchapters 25E, 25G and 25H shall not be applicable and subchapters 25I and 25J are nullified by opting out of subchapter 25G.

Factors a Board May Consider in Exercising its Fiduciary Duties

        Delaware law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider, and it is therefore unclear under current Delaware law whether the board of directors, committees of the board or individual directors may consider, the interests of any constituencies other than the corporation or its stockholders.

        The PaBCL, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in considering what is in the best interests of the corporation, consider, to the extent they deem appropriate, all pertinent factors, including the following:

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  the effects of any action upon certain groups, including shareholders, employees, suppliers, customers and creditors of the corporation, and on communities served by the corporation;

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  the corporation's short-term and long-term interests, including benefits which may accrue to the corporation from its long-term plans and the possibility that these interests may be best served by the corporation's continued independence; and

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  the resources, intent and conduct (past, stated and potential) of any person seeking to acquire control of the corporation.

Dividend Rights

        Under the DGCL, directors may, subject to any restrictions in a corporation's certificate of incorporation, declare and pay dividends either (1) out of its surplus or (2) if no surplus exists, out of its net profits, for the current fiscal year and/or the preceding fiscal year. The directors of a Delaware corporation may not declare dividends out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The rights of Iron Mountain DE stockholders to receive dividends are subject to the rights and preferences of holders of future series of preferred stock with preferential dividend rights, if any.

        Under the PaBCL, a corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution (1) the corporation would be unable to pay its debts as they become due in the usual course of business, or (2) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the rights, if any, of shareholders having superior preferential rights to the shareholders receiving the distribution.

        Like the Pennsylvania Charter, the Delaware Charter contains no restrictions regarding dividends.

Stock Redemptions and Repurchases

        Under the DGCL, a corporation may not purchase or redeem its own shares when the capital of the corporation is impaired or when such purchase or redemption would cause an impairment of the capital of the corporation. A Delaware corporation may, however, purchase or redeem any of its preferred shares if such shares will then be retired and the capital of the corporation is reduced in accordance with the DGCL. The PaBCL permits a corporation to redeem any and all classes of its shares and treats such redemption or repurchase like a dividend by the corporation to or for the benefit of its shareholders, subject to the same limitations described above under the caption "—Dividend Rights".

Voting Rights

        Although the DGCL permits cumulative voting, the Delaware Charter does not provide for cumulative voting in the election of directors. Pursuant to the Delaware Charter and Delaware Bylaws, holders of Iron Mountain DE common stock are entitled to one vote per share on all matters voted on by stockholders.

        Similarly, the PaBCL permits cumulative voting, but the Pennsylvania Charter prohibits cumulative voting in the election of directors. Pursuant to the PaBCL, holders of the Common Stock are entitled to one vote per share.

Shareholder Meetings

        Under the DGCL, if there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the request of any stockholder or director. Under the DGCL, a special meeting of the stockholders may be called by a corporation's board of directors or any other person as may be authorized by a corporation's certificate of incorporation or bylaws. Like the Pennsylvania Bylaws, the Delaware Bylaws provide that special meetings of the stockholders may be called only by the chairman of the board or by the board of directors of Iron Mountain DE.

        Under the PaBCL, if the annual meeting for the election of directors is not held within six months after the date designated for the annual meeting pursuant to the bylaws, any shareholder may call the meeting at any time thereafter. Pursuant to the PaBCL, special meetings of shareholders may be called by the board of directors, by any officer or by any other persons as provided in the bylaws, and, unless otherwise provided in the articles of incorporation, by shareholders entitled to cast at least 20% of the votes that all shareholders are entitled to cast at a particular meeting. The Pennsylvania Bylaws did not provide an affirmative right to shareholders to call a special meeting.

Action by Shareholders Without a Meeting

        Although Delaware law permits action to be taken by written consent, the Delaware Charter specifically prohibits action by written consent of stockholders. Similarly, Pennsylvania law permits action by written consent, but the Pennsylvania Charter and Pennsylvania Bylaws do not permit action by either unanimous or partial written consent of shareholders.

Shareholder Proposals, Nominations and Rights to Elect Directors

        The DGCL and the PaBCL do not include provisions restricting the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting.

        The Pennsylvania Bylaws provide that nominations of persons for election to the Board may be made only at a meeting of the shareholders at the direction of the Board, a committee of the Board or, in the case of annual meetings, by any shareholder who complies with the notice provisions in the Pennsylvania Bylaws. Notice must be given by a shareholder of a proposal or a nomination, in writing:

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  in the case of an annual meeting called for a date within 30 days before or after the anniversary date of the last annual meeting of shareholders, not less than 60 days nor more than 90 days prior to the anniversary of the date the proxy statement was released to shareholders in connection with the last annual meeting; or

  •
  in the case of an annual meeting called for a date not within 30 days before or after the anniversary date of the last annual meeting, or in the case of a special meeting of shareholders for the purpose of electing directors, not later than the later of (1) the 90th day before the meeting date or (2) the close of business on the 10th day following the day on which public disclosure of the date of the meeting was made.

        The Delaware Bylaws contains substantially similar provisions.

Charter Amendments

        Under the DGCL, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of the holders of a majority of the shares entitled to vote, unless the certificate of incorporation increases the required vote. The Delaware Charter does not require a greater percentage vote.

        Under the PaBCL, an amendment to the articles of incorporation requires the approval of the board of directors followed by the affirmative vote of a majority of the votes actually cast by all shareholders entitled to vote thereon at a meeting at which a quorum is present and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Amendments to Bylaws

        Under the DGCL, bylaws may be adopted, amended or repealed by a vote of a majority of the stockholders entitled to vote thereon. Delaware law also allows for a majority of the board of directors to make changes to the corporation's bylaws if the certificate of incorporation confers this power upon the directors. The Delaware Charter will grant this power to directors. The power vested in the stockholders is not, however, divested or limited because the board of directors also has such power.

        Under the PaBCL, bylaws may be adopted, amended and repealed by a vote of a majority of the shareholders entitled to vote thereon. This authority may be expressly vested in the board of directors by the bylaws, subject to the power of the shareholders to change such action, unless the subject of the amendment is solely within the province of the shareholders. The Pennsylvania Bylaws provide that the Pennsylvania Bylaws may be amended or repealed by the vote of a majority of all directors, except for amendments that are solely within the province of the shareholders, in which case the affirmative vote of a majority of the votes cast by all shareholders entitled to vote is required to amend or repeal the bylaws.

Mergers and Fundamental Corporate Transactions

        Under the DGCL, fundamental corporate transactions, such as mergers, consolidations, sales of all or substantially all of a corporation's assets and dissolutions, require the approval of a majority of the board of directors and approval of the holders of a majority of the shares of a corporation's common stock. Although the DGCL permits a corporation to increase the minimum percentage vote required, the Delaware Charter and Delaware Bylaws do not require a greater vote.

        Under the PaBCL, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a corporation when not made in the usual and regular course of the business of the corporation, or for the purpose of relocating the business of the corporation, or in connection with the dissolution or liquidation of the corporation, requires board approval and a majority of the votes actually cast by the shareholders at a meeting at which a quorum is present. The PaBCL does permit a corporation to increase the minimum percentage vote required, although the Pennsylvania Charter and Pennsylvania Bylaws do not increase the vote.

Dissenters' Rights of Appraisal

        Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, there are no appraisal rights in connection with a merger or consolidation to holders of shares that are listed on a national securities exchange, quoted on a national market system or held of record by more than 2,000 stockholders unless the plan of merger or consolidation requires the stockholders to accept anything other than stock of the surviving corporation or stock of another corporation that is listed on a national securities exchange, quoted on a national market system or held of record by more than 2,000 stockholders, cash in lieu of fractional shares or any combination of the foregoing. In addition, the DGCL denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. The Delaware Charter does not provide for additional appraisal rights.

        The PaBCL does not provide for dissenters' rights to holders of shares that are listed on a national securities exchange or held of record by more than 2,000 shareholders when the plan of merger or consolidation converts such shares into stock of the surviving or another corporation or into such shares plus cash in lieu of fractional shares.

Federal Income Tax Consequences

        The Reincorporation will qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Code. As a condition to the closing of the Reincorporation, Iron Mountain DE will receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes upon consummation of the Reincorporation:

        (1) The Reincorporation will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code, and Iron Mountain PA and Iron Mountain DE will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized by Iron Mountain PA's shareholders upon the exchange (whether actual or constructive) of their shares of Iron Mountain PA for shares of Iron Mountain DE in the Reincorporation; and

        (3) The aggregate tax basis of the shares of Iron Mountain DE received (whether actually or constructively) by each shareholder of Iron Mountain PA pursuant to the Reincorporation will be the same as the aggregate tax basis of the shares of Iron Mountain PA held by such shareholder immediately prior to the Reincorporation, and the holding period of the shares of Iron Mountain DE received (whether actively or constructively) by each shareholder of Iron Mountain PA will include the period during which the shares of Iron Mountain PA surrendered therefor were held by such shareholder (provided that the shares of Iron Mountain PA were held as a capital asset on the date of the Reincorporation).

        Opinions of counsel are not binding upon the Internal Revenue Service (the "IRS") or the courts. The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation under the Code. Shareholders of Iron Mountain PA should consult their tax advisors regarding the effect, if any, of the proposed Reincorporation in light of their individual circumstances. In particular, because the above discussion relates only to the federal income tax consequences of the Reincorporation, shareholders of Iron Mountain PA should also consult their tax advisors as to the foreign, state and local tax consequences, if any, of the Reincorporation.

Required Vote

        The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting on the proposal is required to approve the Merger Agreement and the Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws. For purposes of determining whether a majority of the votes have been cast in favor of the approval of the Merger Agreement and the Reincorporation, only those cast "For" or "Against" are included, and any abstentions and broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the approval of the Merger Agreement and the Reincorporation.

ITEM 3

APPROVAL OF THE IRON MOUNTAIN INCORPORATED
2002 STOCK INCENTIVE PLAN

        The Company's Board approved a proposal to submit the 2002 Stock Incentive Plan to our shareholders for approval and to recommend to the shareholders that they approve the 2002 Stock Incentive Plan. The 2002 Stock Incentive Plan permits the issuance of equity-based awards, including incentive stock options, nonqualified stock options, grants of our stock, whether or not subject to restrictions, and stock appreciation rights. The Board believes that equity-based compensation is a significant factor in the Company's ability to attract, retain and motivate the employees, directors and other service providers that are so critical to our success.

        The 2002 Stock Incentive Plan reserves 1,352,543 shares of Common Stock. If shareholders approve the 2002 Stock Incentive Plan, no new grants will be made under the 1995 Plan and the 1997 Plan, which together have approximately 1,352,543 shares available for issuance, other than shares that become available under such plans in the future as a result of the lapse or cancellation of outstanding stock options under the 1995 Plan and the 1997 Plan. In other words, there will be no net increase in the number of shares available for grants of equity-based compensation if the 2002 Stock Incentive Plan is approved. The Board has adopted the 2002 Stock Incentive Plan primarily to ensure that all shares available for grant satisfy the "performance-based" exception under Section 162(m) of the Code and to update the plan document to reflect current practices.

Summary of the 2002 Stock Incentive Plan

        The following summary of the material features of the 2002 Stock Incentive Plan is qualified in its entirety by reference to the complete text of the 2002 Stock Incentive Plan, attached as Appendix D to this Proxy Statement.

        Purpose, Eligible Individuals, Effective Date and Duration.    Provided the shareholders approve the Plan, the 2002 Stock Incentive Plan is effective April 1, 2002. The purpose of the 2002 Stock Incentive Plan is to encourage employees, officers, directors and consultants of the Company and our subsidiaries who render services to our management, development or operation to continue their association with us by providing favorable opportunities for them to participate in the ownership of our Common Stock and in our future growth through grants of our Common Stock, with or without restrictions, options to acquire our Common Stock and other rights to compensation in amounts determined by the value of our Common Stock (collectively, "Awards"). For this purpose, subsidiaries include corporations, companies, partnerships and other forms of business organizations in which we own directly or indirectly 50% or more of the total combined voting power of all classes of stock or other form of equity ownership or in which we have a significant financial interest. The recipient of an Award is referred to as an "Optionee". As of April 1, 2002, approximately 11,300 persons were eligible to receive options pursuant to the 2002 Stock Incentive Plan.

        The 2002 Stock Incentive Plan will terminate on March 31, 2012, unless earlier terminated by the Board. Termination of the 2002 Stock Incentive Plan will not affect Awards made prior to termination, but no Awards will be made after termination.

        Shares Subject to the 2002 Stock Incentive Plan.    The total number of shares of our Common Stock that may be subject to Awards under the 2002 Stock Incentive Plan may not exceed 1,352,543 shares. The shares may be authorized but unissued shares or treasury shares. The total amount of our stock that may be granted under the Plan to any single person in any calendar year may not exceed in the aggregate 500,000 shares. To the extent that an option or other form of Award lapses or is forfeited, the shares subject to the Award will again become available for grant under the terms of the 2002 Stock Incentive Plan.

        In the event of any change in the number of shares or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made to the number of shares of authorized Common Stock, to the number of shares of Common Stock subject to outstanding Awards, to the exercise price per share of options and other forms of Award and to the kind of shares that may be issued under the 2002 Stock Incentive Plan.

        As of the date of this Proxy Statement, no Awards have been granted and none were outstanding under the 2002 Stock Incentive Plan. In 2001, 549,217 options to purchase Common Stock and Awards were granted pursuant to the 1995 Plan and the 1997 Plan.

        Administration.    Although the Board has the authority to administer the Plan, it has generally delegated this authority to the Option Plan Subcommittee, which administers all of our equity-based compensation plans. Each member of the Option Plan Subcommittee is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code.

        Subject to the terms of the 2002 Stock Incentive Plan, the Option Plan Subcommittee has the authority to: (i) select Optionees; (ii) determine the terms and conditions of Awards, including the price to be paid by an Optionee for any stock; and (iii) interpret the 2002 Stock Incentive Plan and prescribe rules and regulations for its administration.

        Stock Options.    The Option Plan Subcommittee may grant incentive stock options and nonqualified stock options under the Plan. The Option Plan Subcommittee determines the number of shares of our stock subject to the option, its exercise price, its duration and the manner and time of exercise. Incentive stock options may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of our stock as of the date the option is granted. (In the case of an employee who owns directly or indirectly shares possessing more than 10% of the total combined voting power of all classes of our shares or any of our corporate subsidiaries, the exercise price for an option to qualify as an incentive stock option may not be less than 110% of the fair market value of our stock on the date the option is granted.) Further, an incentive stock option must be exercised within ten years of grant. (In the case of any employee who owns directly or indirectly shares possessing more than 10% of the total combined voting power of all classes of our shares or any of our corporate subsidiaries, the incentive stock option must be exercised within five years of grant.) The Option Plan Subcommittee, in its discretion, may provide that any option is subject to vesting limitations that make it exercisable during its entire duration or during any lesser period of time.

        The exercise price of an option may be paid in cash, in shares of our stock owned by the Optionee, by delivery of a recourse promissory note secured by the Common Stock acquired upon exercise of the option or by means of a "cashless exercise" procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the Optionee's notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price, or agrees to pay the exercise price to us in cash upon its receipt of stock certificates.

        In its discretion, and subject to the terms of the 2002 Stock Incentive Plan, the Option Plan Subcommittee may grant a reload option to purchase the number of shares of Common Stock delivered to us in full or partial payment of the exercise price on the exercise of any option or in full or partial payment of the tax withholding obligations resulting from the exercise of any option.

        Options are, at the discretion of the Option Plan Subcommittee, transferable to members of the Optionee's immediate family or to a family partnership or trust for the benefit of the Optionee's immediate family.

        Stock Appreciation Rights.    The Option Plan Subcommittee may also grant stock appreciation rights to Optionees with respect to that number of shares of our stock and on such terms and conditions as it may determine. Stock appreciation rights may be granted separately or in connection with an option. Upon the exercise of a stock appreciation right, the Optionee is entitled to receive payment equal to the excess of the fair market value, on the date of exercise, of the number of shares of Common Stock for which the stock appreciation right is exercised, over the exercise price for our stock under a related option, or if there is not a related option, over an amount per share stated in the agreement setting forth the terms and conditions of the stock appreciation right. Payment may be made in cash or other property, including Common Stock, in accordance with the provisions of the applicable agreement. Upon the exercise of a stock appreciation right related to an option, the option will terminate as to the number of shares of Common Stock for which the stock appreciation right is exercised.

        Stock Grants.    The Option Plan Subcommittee may issue shares of our stock to Optionees, either with or without restrictions, as determined by it in its discretion. Restrictions may include conditions that require the Optionee to forfeit the shares in the event that the holder ceases to provide services to us or one of our subsidiaries before a stated time. Unlike holders of options and stock appreciation rights, the recipient of a stock grant, including a stock grant subject to restrictions, unless otherwise provided for in a restricted stock agreement, has the rights of a shareholder of ours to vote and to receive payment of dividends on our stock.

        Special Bonus Award.    The Option Plan Subcommittee may grant in connection with any nonqualified stock option or stock grant a special cash bonus in an amount not to exceed the lesser of (i) the combined federal, state and local income and employment tax liability incurred by the Optionee as a consequence of acquiring our stock on the exercise of the option or the grant or vesting of our stock, and the related special bonus, or (ii) 30% of the imputed income realized by the Optionee on account of the exercise or vesting, and the related special bonus. A grant may also provide that the Company will lend an Optionee an amount not more than the amount described in the preceding sentence, less the amount of any special cash bonus.

        Effect of Certain Corporate Transactions.    If while unexercised Awards remain outstanding under the 2002 Stock Incentive Plan we merge or consolidate with one or more corporations (whether or not we are the surviving corporation), if we are liquidated or sell or otherwise dispose of substantially all of our assets to another entity or if there is a "change in control" then, except as otherwise specifically provided to the contrary in any applicable agreement, the Option Plan Subcommittee may in its discretion amend the terms of all unexercised Awards so that either: (i) after the effective date of the event, each Optionee is entitled, upon exercise of an Award, to receive in lieu of our stock the number and class of shares of such stock or other securities to which he or she would have been entitled had he or she been a shareholder at the time of the event, or is entitled to receive from the successor entity a new Award of comparable value; (ii) each Optionee is given an opportunity to exercise all or some of his or her unexercised Awards during a twenty day period ending with the event, at which time the unexercised Awards will be cancelled; or (iii) all unexercised Awards are cancelled as of the effective date of the event in consideration for cash or other consideration with a value equal to the value of the shares the Optionee would have received had the Award been exercised (to the extent exercisable). In addition to the foregoing, the Option Plan Subcommittee may in its discretion also amend the terms of an Award by cancelling some or all of the restrictions on its exercise to permit its exercise to a greater extent than that permitted under its existing terms.

        For these purposes, a change of control will be deemed to have occurred if any person (as that term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to any employee benefit plan maintained by the Company becomes the beneficial owner of 50% or more of our outstanding Common Stock, and within the period of 24 consecutive months immediately thereafter, individuals other than (i) individuals who at the beginning of such period constitute the entire Board or (ii) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board.

        Amendments to the 2002 Stock Incentive Plan.    The Board may modify, revise or terminate the 2002 Stock Incentive Plan at any time and from time to time, except that approval of our shareholders is required with respect to any amendment to change the aggregate number of shares of our stock that may be issued under the 2002 Stock Incentive Plan or to any person in a year, change the class of persons eligible to receive Awards or make any other changes that require shareholder approval under applicable law. Amendments adversely affecting outstanding Awards may not be made without the consent of the holder of the Award.

        The Board may also amend the 2002 Stock Incentive Plan as necessary to enable awards to qualify for favorable foreign tax treatment in the case of an Optionee that is subject to a tax regime outside the United States.

        The following description of the federal income tax consequences of Awards is general and does not purport to be complete.

        Tax Treatment of Options.    An Optionee realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of our stock subject to the option and the exercise price paid is taxed as ordinary compensation income when the option is exercised. The difference is measured and taxed as of the date of exercise, if the Common Stock is not subject to a "substantial risk or forfeiture", or as of the date or dates on which the risk terminates in other cases. An Optionee may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the Common Stock acquired by exercise of the Option is taxed as capital gain. We receive no tax deduction on the grant of a nonqualified stock option, but we are entitled to a tax deduction when the Optionee recognizes ordinary compensation income on or after exercise of the option, in the same amount as the income recognized by the Optionee.

        Generally, an Optionee incurs no federal income tax liability on either the grant or the exercise of an incentive stock option, although an Optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of our stock subject to the option over the exercise price. Provided that the Common Stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on a subsequent sale of the stock will be taxed as long-term capital gain. If the Common Stock is disposed of within a shorter period of time, the Optionee will recognize ordinary compensation income in an amount equal to the difference between the sales price and the exercise price or (if less) the difference between the fair market value at the time of exercise and the exercise price. We receive no tax deduction on the grant or exercise of an incentive stock option, but we are entitled to a tax deduction if the Optionee recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an incentive stock option, in the same amount and at the same time as the Optionee recognizes income.

        Tax Treatment of Stock Appreciation Rights.    An Optionee recognizes no income upon the grant of a stock appreciation right, but upon its exercise realizes ordinary compensation income in an amount equal to the cash or cash equivalent that he receives at that time. If the Optionee receives Common Stock upon exercise of the stock appreciation right, he recognizes ordinary compensation income measured by the fair market value of the Common Stock so received (or, if the Common Stock is subject to a substantial risk of forfeiture, at the date or dates on which the risk expires, unless he or she elects to be taxed currently). We are entitled to a tax deduction in the amount of ordinary compensation income recognized.

        Tax Treatment of Stock Grants. A person who receives a stock grant without any restrictions will recognize ordinary compensation income on the fair market value of the stock over the amount (if any) paid for the stock. If the stock is subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received, but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse. The amount of such income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the stock. Alternatively, the Optionee may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the fair market value of the stock at the time of grant over the amount (if any) paid for the stock, notwithstanding any restrictions. All such taxable amounts are deductible by us at the time and in the amount of the ordinary compensation income recognized by the Optionee.

        Section 162(m)of the Code.    Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer and any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance based" within the meaning of Section 162(m) of the Code. In the case of a stock plan, the performance-based exception is satisfied if, in addition to other requirements, the plan is approved by shareholders, the grants are made by a committee of outside directors, and the amount of compensation a person can receive is based solely on an increase in the value of the stock after grant. If the 2002 Stock Incentive Plan is approved by shareholders, one of the requirements for the performance-based exception will be satisfied with respect to shares awarded under the Plan.

Required Vote

        The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to approve the 2002 Stock Incentive Plan. For purposes of determining whether a majority of the votes have been cast in favor of the approval of the 2002 Stock Incentive Plan, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

        The Board recommends that you vote FOR the approval of the 2002 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock by (i) each director, (ii) the Chief Executive Officer and the other three most highly compensated executive officers of the Company (the "Named Executive Officers"), (iii) all directors and Named Executive Officers of the Company as a group and (iv) each shareholder known by us to be the beneficial owner of more than five percent of the Common Stock. Such information is presented as of March 1, 2002, except as otherwise indicated.

	Amount of Beneficial Ownership(1)
Name	Shares	Percent Owned
Directors and Executive Officers
C. Richard Reese(2)	2,341,436	2.8%
John F. Kenny, Jr.(3)	342,189	*
Harold E. Ebbighausen(4)	54,310	*
Robert G. Miller(5)	83,216	*
Clarke H. Bailey(6)	93,185	*
Constantin R. Boden(7)	58,459	*
Kent P. Dauten(8)	1,525,319	1.8%
Eugene B. Doggett(9)	30,229	*
B. Thomas Golisano(10)	1,867,790	2.2%
J. Peter Pierce(11)	2,596,717	3.1%
Arthur D. Little(12)	69,626	*
Howard D. Ross(13)	6,217	*
Vincent J. Ryan(14)	7,655,666	9.1%
All directors and executive officers as a group (13 persons)(15)	15,412,986	18.3%
Five Percent Shareholders
Chieftain Capital Management, Inc.(16)	11,167,110	13.3%
Thomas W. Smith(17)	5,424,064	6.4%
Thomas N. Tryforos(18)	4,653,259	5.5%
T. Rowe Price Associates, Inc.(19)	7,311,330	8.6%

*
Less than 1%

(1)
Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Mr. Reese is a director, Chairman of the Board, Chief Executive Officer and President of the Company. Includes 39,066 shares of Common Stock held in trusts for the benefit of Mr. Reese's children, as to which Mr. Reese disclaims beneficial ownership. Also includes 1,311,373 shares of Common Stock as to which Mr. Reese shares beneficial ownership with Schooner as a result of a 1988 deferred compensation arrangement, as amended, between Schooner and Mr. Reese relating to Mr. Reese's former services as President of the predecessor corporation to Schooner. Pursuant to such arrangement, upon the earlier to occur of (i) Schooner's sale or exchange of substantially all of the shares of Common Stock held by Schooner or (ii) the cessation of Mr. Reese's employment with the Company, Schooner is required to transfer such shares of Common Stock to Mr. Reese or remit to Mr. Reese cash in an amount equal to the then current fair market value of such shares of Common Stock. Schooner has agreed to vote the shares of Common Stock subject to such arrangement at the direction of Mr. Reese.

(3)
Mr. Kenny is an Executive Vice President, Chief Financial Officer and a director of the Company. Includes 286,625 shares that Mr. Kenny has the right to acquire pursuant to currently exercisable options.

(4)
Mr. Ebbighausen is an Executive Vice President of the Company and the President of IMOSDP, a division of IMIM. Includes 51,790 shares that Mr. Ebbighausen has the right to acquire pursuant to currently exercisable options.

(5)
Mr. Miller is an Executive Vice President of the Company and the President and Chief Operating Officer of IMRM Management, a division of IMIM. All 83,216 shares are shares that Mr. Miller has the right to acquire pursuant to currently exercisable options.

(6)
Mr. Bailey is a director of the Company. Includes 11,479 shares that Mr. Bailey has the right to acquire pursuant to currently exercisable options.

(7)
Mr. Boden is a director of the Company. Includes 11,479 shares that Mr. Boden has the right to acquire pursuant to currently exercisable options.

(8)
Mr. Dauten is a director of the Company. Includes 11,479 shares that Mr. Dauten has the right to acquire pursuant to currently exercisable options.

(9)
Mr. Doggett is a director of the Company. Includes 11,479 shares that Mr. Doggett has the right to acquire pursuant to currently exercisable options.

(10)
Mr. Golisano is a director of the Company. Includes 19,621 shares that Mr. Golisano has the right to acquire pursuant to currently exercisable options.

(11)
Mr. Pierce is a director of the Company. The information is presented as of December 31, 2001, and is based soley on a Schedule 13G/A filed with the Securities and Exchange Commission (the "Commission") on March 1, 2002. Includes 5,019 shares that Mr. Pierce has the right to acquire pursuant to currently exercisable options. Also includes 2,591,698 shares held in a voting trust pursuant to a Voting Trust Agreement dated June 24, 1997 (as amended or restated from time to time, the "Voting Trust"). Mr. Pierce, as sole trustee of the Voting Trust, holds the power to vote the shares held in the Voting Trust. The beneficial owners of the interests in the Voting Trust have the right to dispose of the shares with respect to which they have beneficial interests. Mr. Pierce directly owns 75,000 shares that are held in the Voting Trust. Mr. Pierce's address is 209 West Lancaster Avenue, Suite 101, Paoli, Pennsylvania 19301.

(12)
Mr. Little is a director of the Company. Includes 56,250 shares held by The Little Family Trust, as to which Mr. Little disclaims beneficial ownership, and 11,479 shares that Mr. Little has the right to acquire pursuant to currently exercisable options.

(13)
Mr. Ross is a director of the Company. All 6,217 shares are shares that Mr. Ross has the right to acquire pursuant to currently exercisable options.

(14)
Mr. Ryan is a director of the Company. Includes 11,479 shares that Mr. Ryan has the right to acquire pursuant to currently exercisable options. Also includes (i) 4,104,114 shares of Common Stock held by Schooner, as to which Mr. Ryan has sole voting power and investment power as the Chairman of the Board of Schooner and the principal stockholder of Schooner Capital Trust, the sole member of Schooner; (ii) 9,000 shares held in a trust for the benefit of Mr. Ryan's heirs, as to which Mr. Ryan disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (iii) 102,000 shares held by The Schooner Foundation as to which Mr. Ryan disclaims beneficial ownership. Mr. Ryan's address is c/o Schooner Capital LLC, 745 Atlantic Avenue, Boston, Massachusetts 02111.

(15)
Includes 521,361 shares that directors and executive officers have the right to acquire pursuant to currently exercisable options.

(16)
This information is presented as of December 31, 2001, and is based solely on a Schedule 13G/A filed with the Commission on February 15, 2002. The share amounts reported on the 13G/A did not take into account the 3 for 2 stock split effective December 31, 2001. The numbers have been recalculated here. These securities are owned by various individual and institutional investors for which Chieftain Capital Management, Inc. ("Chieftain") serves as independent advisor with power to direct investments and/or sole power to vote the securities. Chieftain has shared voting power and shared dispositive power over all 11,167,110 shares, but disclaims beneficial ownership as to all these shares. The address of Chieftain Capital Management, Inc. is 12 East 49th Street, New York, New York 10017.

(17)
This information is presented as of December 31, 2001, and is based solely on a Schedule 13G/A filed with the Commission on February 14, 2002. The share amounts reported on the 13G/A did not take into account the 3 for 2 stock split effective December 31, 2001. The numbers have been recalculated here. Mr. Smith has sole voting and dispositive power over 803,944 shares and has shared voting and dispositive power over 4,620,120 shares with Mr. Tryforos. The address of Mr. Smith is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(18)
This information is presented as of December 31, 2001, and is based solely on a Schedule 13G/A filed with the Commission on February 14, 2002. The share amounts reported on the 13G/A did not take into account the 3 for 2 stock split effective December 31, 2001. The numbers have been recalculated here. Mr. Tryforos has sole voting and dispositive power over 33,139 shares and has shared voting and dispositive power over 4,620,120 shares with Mr. Smith. The address of Mr. Tryforos is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(19)
This information is presented as of December 31, 2001, and is based solely on a Schedule 13G/A filed with the Commission on February 22, 2002. The share amounts reported on the 13G/A did not take into account the 3 for 2 stock split effective December 31, 2001. The numbers have been recalculated here. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as independent advisor with power to direct investments and/or sole power to vote the securities. Price Associates has sole voting power over 1,399,800 shares and sole dispositive power over 7,311,330 shares, but disclaims beneficial ownership as to all of these shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

EXECUTIVE COMPENSATION

        The following table provides certain information concerning compensation earned by the Chief Executive Officer and the Named Executive Officers measured as of December 31, 2001.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation	Number of Shares Underlying Options	All Other Compensation(1)
C. Richard Reese Chairman of the Board and Chief Executive Officer	2001 2000 1999	$ $ $	586,154 428,366 358,000	$ $ $	293,077 428,000 250,000	0 0 0	0 0 0	$ $ $	2,992 3,037 3,200
John F. Kenny, Jr. Executive Vice President and Chief Financial Officer	2001 2000 1999	$ $ $	287,308 257,019 218,300	$ $ $	143,654 231,000 153,000	0 0 0	75,000 0 40,148	$ $ $	2,992 3,037 3,200
Harold E. Ebbighausen President of IMOSDP	2001 2000 1999	$ $ $	237,865 210,385 193,300	$ $ $	95,146 82,000 80,000	0 0 0	0 0 53,536	$ $ $	2,992 3,037 3,200
Robert G. Miller President of IMRM	2001 2000 1999	$ $ $	256,885 209,423 153,500	$ $	75,536 165,000	$0 74,897 0	0 57,995 16,726	$ $ $	2,992 3,037 3,200

(1)
Reflects the Company's matching contribution to The Iron Mountain Companies 401(k) Plan for each individual.

        The following table sets forth certain information concerning the grant of options to purchase the Company's Common Stock to the Named Executive Officers during the year ended December 31, 2001.

Option Grants in 2001

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Number of Securities Underlying Options Granted
		Percent of Total Options Granted to Employees in Fiscal Year 2001
Name and Principal Position			Exercise Price ($/Sh)	Expiration Date
					5%	10%
John F. Kenny, Jr.	75,000	15.07%	$28.767	11/29/2011	$3,514,350	$5,595,975
Executive Vice President and Chief Financial Officer

(1)
Potential Realizable Value is based on the assumed growth rates for an assumed ten-year option term. Five percent annual growth results in a Common Stock price per share of $46.858, and ten percent annual growth results in a Common Stock price per share of $74.613, respectively, for such term. The actual value, if any, an executive may realize will depend on the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the amounts reflected in this table.

        The following table sets forth certain information with respect to stock options during the year ended December 31, 2001 exercised by, and the unexercised options to purchase Common Stock held by, the Named Executive Officers. Mr. Reese does not have any options.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Unexercised Options at December 31, 2001		Value of Unexercised In-the- Money-Options at December 31, 2001(1)
Name and Principal Position	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John F. Kenny, Jr.	108,523	$2,564,395	286,625	146,569	$4,869,633	$945,064
Executive Vice President, Chief Financial Officer
Harold E. Ebbighausen	19,842	$273,335	51,790	37,083	$633,727	$301,029
President of IMOSDP
Robert G. Miller	9,000	$190,865	76,111	56,433	$1,477,382	$395,440
President of IMRM

(1)
Based on a year-end value of $29.4233 per share, less the exercise price.

Compensation Committee Report on Executive Compensation

        The Compensation Committee consisted entirely of directors who were not employees of the Company. It was the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of the Company for the fiscal year ended December 31, 2001.

        The Option Plan Subcommittee consisted entirely of directors who were both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the 1995 Plan and the 1997 Plan to executive officers were exempt under Rule 16b-3 and generally eligible for the "performance-based" exception of Section 162(m) of the Code. The Option Plan Subcommittee administered the 1995 Plan and the 1997 Plan and in exercise of that function determined what grants of stock options, restricted stock and stock appreciation rights thereunder were to be made to the Chief Executive Officer and the other executive officers of the Company. The Option Plan Subcommittee also administered the Iron Mountain/ATSI 1995 Stock Option Plan and the Nonqualified Stock Option Plan of Pierce Leahy Corp. (although no additional grants were made under those plans), the Employee Stock Purchase Plan and the Executive Deferred Compensation Plan.

        The purpose of the 1995 Plan and the 1997 Plan and the other stock option plans administered by the Option Plan Subcommittee is to encourage key employees, directors and consultants of the Company who render services of special importance to, and who contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Option Plan Subcommittee made a stock option grant to Mr. Kenny in 2001.

        The purpose of the Employee Stock Purchase Plan is to provide employees of the Company with the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase the Company's Common Stock.

        The Executive Deferred Compensation Plan is maintained for the purpose of providing deferred compensation to a select group of management and highly compensated employees of the Company. This plan is expected to encourage the continued employment of the participating employees, whose management and individual performance are largely responsible for the success of the Company, and to facilitate the recruiting of key management and highly compensated employees required for the continued growth and profitability of the Company.

        The Compensation Committee determined the salary levels of the Company's executive officers, including the Chief Executive Officer, for fiscal year 2001, and the amounts of bonuses paid in 2002 for performance in fiscal year 2001. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of cash bonuses and long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. The Compensation Committee establishes base compensation for executive officers, including the Chief Executive Officer, based upon third party compensation surveys, taking into account the other compensation components offered by the Company, the size and complexity of the Company, the experience and expected future contributions of each executive officer and other factors. Cash bonuses for executive officers, including the Chief Executive Officer, are determined after the completion of each fiscal year, based upon an evaluation of the Company's performance during the year, together with each executive's performance during such year.

        Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the Chief Executive Officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes.

                      COMPENSATION COMMITTEE
                      ARTHUR D. LITTLE, Chairman
                      CONSTANTIN R. BODEN
                      VINCENT J. RYAN
                      CLARKE H. BAILEY

ADDITIONAL INFORMATION

Change of Control Arrangement

        The 1995 Plan provides for acceleration of the vesting of options and stock appreciation rights if the Company or any wholly owned subsidiary of the Company is a party to a merger or consolidation (whether or not the Company is the surviving corporation) in any transaction or series of related transactions and there is a "Limited Change of Control" of the Company. A Limited Change of Control occurs if after the merger or consolidation (a) individuals who immediately prior to the merger or consolidation served as members of the Board no longer constitute a majority of the Board or the board of directors of the surviving corporation and (b) the voting securities of the Company outstanding immediately prior to the merger or consolidation do not represent (either by remaining outstanding or upon conversion into securities of the surviving corporation) more than 50% of the voting power of the securities of the Company or the surviving corporation immediately after the merger or consolidation.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board consists of Mr. Little, who is the Chairman, and Messrs. Boden, Ryan and Bailey. Mr. Ryan is the Chairman of the Board and Chief Executive Officer of Schooner and principal shareholder of Schooner Capital Trust; Schooner is a party to a lease with the Company as described in "Certain Relationships and Related Transactions—Real Estate Transactions".

Certain Relationships and Related Transactions

        Schooner leases space from the Company at the Company's corporate headquarters. Vincent J. Ryan, a director of the Company, is the Chairman and Chief Executive Officer of Schooner. The lease is a tenancy-at-will and may be terminated by either the Company or by Schooner at any time. As consideration for the lease, Schooner pays rent to the Company based on its pro rata share of all expenses related to the use and occupancy of the premises. The rent paid by Schooner to the Company under such lease was approximately $101,000 in the year ended December 31, 2001, and Schooner currently pays annual rent of approximately $109,000. The Company believes that the terms of this lease are no less favorable to it than would have been negotiated with an unrelated third party.

        The Company leases from three separate limited partnerships certain of its facilities in Suffield, Connecticut, Orlando, Florida and Charlotte, North Carolina. J. Peter Pierce, Jr., a director of the Company, is the general partner of the limited partnerships, and members of Mr. Pierce's extended family and their affiliates own substantial limited partnership interests in each of the limited partnerships. The leases for the Suffield and Orlando facilities terminate on December 31, 2005 and January 3, 2006, respectively. The lease for the Charlotte facility was renewed during 2001 for a term expiring on September 30, 2011. Each of the leases for the Suffield and Orlando facilities contain two five-year renewal options. The aggregate rental payment by the Company under these leases during 2001 was $513,000. The Company believes that the terms of these leases are no less favorable to the Company than would have been negotiated with unrelated third parties.

        On March 28, 2002, the Company and IMIM, one of its wholly owned subsidiaries, commenced an action in the Middlesex County, New Jersey, Superior Court, Chancery Division, captioned Iron Mountain Incorporated and Iron Mountain Information Management, Inc., v. J. Peter Pierce, Douglas B. Huntley, J. Michael Gold, Fred A. Mathewson, Jr., Michael DiIanni, J. Anthony Hayden, Pioneer Capital, LLC, and Sequedex, LLC. In the complaint, the Company alleges that defendant J. Peter Pierce, Jr., a member of the Company's Board of Directors and the former President of IMIM until his termination without cause effective June 30, 2000, has violated and is continuing to violate his fiduciary obligations, as well as various noncompetition and other provisions of an employment agreement with the Company, dated February 1, 2000, by providing direct and/or indirect financial, management and other support to defendant Sequedex, LLC ("Sequedex"). Sequedex was established in October, 2000, and competes directly with the Company in the records and information management services industry. The complaint also alleges that Mr. Pierce and certain of the other defendants, who were employed by or affiliated with Pierce Leahy Corp. prior to the merger of Pierce Leahy with the Company in February, 2000, have misappropriated and used the Company's trade secrets and other confidential information. Finally, the complaint asserts claims against Sequedex and others for tortious interference with contractual relations, against all of the defendants for civil conspiracy in respect of the matters described above, and against defendant Michael DiIanni for breach of his employment agreement with IMIM, dated September 6, 2000. The litigation seeks injunctions in respect of certain matters and recovery of damages against the defendants. The Company intends to prosecute the action vigorously.

        The Company paid compensation of approximately $230,000 for the year ended December 31, 2001 to Mr. T. Anthony Ryan. Mr. Ryan is Vice President, Real Estate, of the Company and is the brother of Vincent J. Ryan, a director of the Company. The Company believes that the terms of Mr. Ryan's employment are no less favorable to it than would be negotiable with an unrelated third party.

        The Company provided an annual pension in the amount of $96,000 to Leo W. Pierce, Sr. for the year ended December 31, 2001. Mr. Pierce formerly served as Chairman Emeritus of the Company and is the father of J. Peter Pierce, a director of the Company. The Company will continue to provide a pension to Mr. Pierce in 2002.

Audit Committee Report

        Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditor is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes.

        The Audit Committee has reviewed and discussed with the independent auditor and management the plan and results of the auditing engagement and the audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has reviewed with management the scope and nature of the Company's internal auditing controls and has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board No. 1, Independence Discussions With Audit Committees and discussed with the independent auditor its independence from the Company and its management. The Audit Committee considered whether the provision of nonaudit services by the independent auditor is compatible with maintaining the independent auditor's independence and concluded that it was acceptable at this time.

        It is not the Audit Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditor included in its report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditor does not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditor is in fact "independent".

        The Audit Committee has reported to the Board its activities, conclusions and recommendations. Specifically, in reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Commission on March 21, 2002. The Audit Committee has also recommended to the Board, and the Board has approved, the reappointment of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending December 31, 2002, subject to further review in the event of a change in status of Arthur Andersen LLP.

                      AUDIT COMMITTEE
                      CONSTANTIN R. BODEN, Chairman
                      ARTHUR D. LITTLE
                      KENT P. DAUTEN

Auditors

        The Company is not required to submit the selection of the Company's independent public accountants to a shareholder vote. The Board has approved the reappointment of Arthur Andersen LLP as the Company's independent auditor for the fiscal year ending December 31, 2002. The Company continues to monitor Arthur Andersen LLP's position and outlook and may change independent auditors, including for the fiscal year ending December 31, 2002, if the Board feels a change is appropriate.

        Arthur Andersen LLP served as the independent public accountants for the Company for the fiscal year ended December 31, 2001. The aggregate fees for services provided by Arthur Andersen LLP to the Company in 2001 were as follows:

Audit Fees	$751,000
Financial Information Systems Design and Implementation Fees	$3,915,000
All Other Fees
Audit Related Fees	$1,270,000	(1)
Other Fees	$833,000
All Other Fees Total	$2,103,000

(1)
These fees are for services associated with acquisition and financing transaction assistance and internal audit services.

        Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission. Such executive officers, directors and ten percent shareholders are also required by Commission rules to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 2001, the Company's executive officers, directors and ten percent shareholders of the Company complied with all Section 16(a) filing requirements applicable to such persons, except that a director, J. Peter Pierce, was late in filing 3 reports on Form 4 relating to a total of 15 transactions.

Performance Graph

        In order to provide comprehensive disclosure, the performance graphs for both Iron Mountain and Pierce Leahy prior to the merger are shown below, in addition to a performance graph for the combined company after the merger.

Iron Mountain—Pre-Merger

        The following graph compares the percentage change in the cumulative total return on the Common Stock of Iron Mountain prior to the merger to the cumulative total returns of the S&P 500 Index and the S&P Small Cap 600 Index for fiscal years 1999, 1998 and 1997. This comparison assumes an investment of $100 on February 1, 1996 and the reinvestment of any dividends.

*
$100 Invested on 2/1/96 in Stock or on 1/31/96
in Index—Including Reinvestment of Dividends.
Fiscal Year Ending December 31.

Pierce Leahy

        The following graph compares the percentage change in the cumulative total return on Pierce Leahy's common stock to the cumulative total returns of the S&P 500 Index and the Russell 2000 Index for fiscal years 1999 and 1998 and for the portion of 1997 that Pierce Leahy's common stock was registered under Section 12 of the Exchange Act. This comparison assumes an investment of $100 on July 1, 1997 and the reinvestment of any dividends.

*
$100 Invested on 7/2/97 in Stock or Index—
Including Reinvestment of Dividends.
Fiscal Year Ending December 31.

Iron Mountain—Post-Merger

        The following graph compares the percentage change in the cumulative total return on the Common Stock of the combined Company after the merger of Iron Mountain and Pierce Leahy on February 1, 2000 to the cumulative total returns of the S&P 500 Index and the Russell 1000 Index for the period from February 1, 2000 through December 31, 2001. The Commission's rules require the inclusion of both the old market capitalization index (the Russell 2000 Index) and the new market capitalization index (the Russell 1000 Index) for the transition year. This comparison assumes an investment of $100 on February 1, 2000 and the reinvestment of any dividends.

*
$100 Invested on 2/1/00 in Stock or on 1/31/00
in Index—Including Reinvestment of Dividends.
Fiscal Year Ending December 31.

Other Matters

        The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Additional Documentation

        The Company will furnish without charge to any shareholder, upon written or oral request, a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Requests for such documents should be addressed to the Secretary of Iron Mountain Incorporated, 745 Atlantic Avenue, Boston, Massachusetts 02111, telephone number (617) 535-4766.

Proposals of Shareholders

        The Company expects to hold the 2003 Annual Meeting on May 22, 2003.

        A shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders for inclusion in the Company's 2002 proxy statement and proxy card relating to that meeting must submit the proposal by December 24, 2002. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

        A shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders and who intends to conduct his or her own proxy solicitation must submit the proposal to the Company not earlier than January 23, 2003 and not later than February 24, 2003.

                      By Order of the Board of Directors,
                       GARRY B. WATZKE,Secretary

April 26, 2002

Appendix A

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated this    day of May, 2002, is made by and between Iron Mountain Incorporated, a Pennsylvania corporation (the "Corporation"), and Iron Mountain Incorporated, a Delaware corporation (the "Surviving Corporation").

WITNESSETH:

        WHEREAS, the Corporation is a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania and is authorized to issue One Hundred Fifty Million (150,000,000) shares of common stock, $0.01 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock"), of which there are no shares issued and outstanding as of the date hereof;

        WHEREAS, the Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue One Hundred Fifty Million (150,000,000) shares of common stock, $0.01 par value per share (the "Surviving Common Stock"), one (1) of which is issued and outstanding as of the date hereof and owned by the Corporation, and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the "Surviving Preferred Stock"), of which there are no shares issued and outstanding as of the date hereof;

        WHEREAS, the Corporation desires to merge itself into the Surviving Corporation in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code");

        WHEREAS, the Surviving Corporation desires that the Corporation be merged with and into itself; and

        WHEREAS, the Boards of Directors of the Corporation and the Surviving Corporation have approved this Agreement and Plan of Merger.

        NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Merger. The Corporation shall be merged with and into the Surviving Corporation pursuant to Section 252 of the Delaware General Corporation Law ("DGCL") and Section 1921 of the Pennsylvania Business Corporation Law ("PBCL"). The Surviving Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Corporation shall cease forthwith upon the Effective Time (as defined below). The merger of the Corporation into the Surviving Corporation shall herein be referred to as the "Merger."

        2. Stockholder Approval. The Corporation has submitted this Agreement and Plan of Merger for, and received from its shareholders, approval of the transactions contemplated herein, and the merger of the Corporation with and into the Surviving Corporation has been authorized in the manner prescribed by the DGCL and the PBCL.

        3. Effective Time. The Merger shall be effective upon the last to occur of either (a) filing of a Certificate of Merger with the Secretary of State of the State of Delaware or (b) the filing of this Agreement and Plan of Merger or the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, which filings shall be made as soon as practicable after the date hereof. The time of such effectiveness shall herein be referred to as the "Effective Time."

        4. Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by agreement of the Board of Directors of the Corporation. The filing of a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Department of State of the Commonwealth of Pennsylvania pursuant to Section 1 hereof shall constitute certification that this Agreement of Merger has not theretofore been terminated. If terminated as provided in this Section 4, this Agreement shall forthwith become wholly void and of no further force or effect.

        5. Common Stock of the Corporation. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one (1) fully paid and non-assessable share of the Surviving Common Stock.

        6. Common Stock of the Surviving Corporation. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Surviving Corporation issued and outstanding immediately prior thereto shall cease to exist and shall be cancelled.

        7. Stock Certificates. On and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Corporation shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Common Stock into which the shares of the Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Common Stock evidenced by such outstanding certificate as above provided.

        8. Option Securities. Effective as of the Effective Time, each then outstanding option to purchase Common Stock (the "Options") granted pursuant to any option plan of the Corporation (the "Option Plans") shall be converted automatically into an option to purchase such number of shares of Surviving Common Stock equal to the number of shares of Common Stock subject to such Option immediately prior to the Effective Time and on other terms and conditions (including, without limitation, exercise price) as were applicable under the applicable Option Plan and the underlying stock option agreement. At the Effective Time, the Surviving Corporation shall assume each Option Plan and each underlying stock option agreement that relates to outstanding Options. The Surviving Corporation shall (i) reserve for issuance the number of additional shares of Surviving Common Stock that will become issuable upon the exercise of the Options, as so converted, and (ii) as soon as practicable after the Effective Time, make such amendments to existing Registration Statements on Form S-8, or file a new Registration Statement, as shall be necessary to register the shares of Surviving Common Stock subject to such Options, as so converted.

        9. Succession. As of the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Corporation in the manner of and as more fully set forth in Section 259 of the DGCL and Section 1929 of the PBCL. Without limiting the foregoing, upon the Effective Time, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Corporation shall be transferred to, vested in and devolved upon the Surviving Corporation without further act or deed and all property, rights, and every other interest of the Corporation and the Surviving Corporation shall be as effectively the property of the Surviving Corporation as they were of the Corporation and the Surviving Corporation, respectively. All rights of creditors of the Corporation and all liens upon any property of the Corporation shall be preserved unimpaired, and all debts, liabilities and duties of the Corporation shall attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

        10. Certificate of Incorporation and Bylaws. The Certificate of Incorporation of the Surviving Corporation in effect as of the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Corporation until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Corporation in effect as of the Effective Time shall continue to be the Bylaws of the Surviving Corporation until amended in accordance with the provisions thereof and applicable law.

        11. Directors and Officers. The directors and officers in office of the Corporation at the Effective Time shall be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. Without intending to limit the generality of the foregoing, Class I, Class II and Class III directors of the Corporation will become Class I, Class II and Class III directors, respectviely, of the Surviving Corporation.

        12. Legal Opinion. The Corporation shall have received a favorable opinion, dated the date of the Merger, of Sullivan & Worcester LLP, counsel to the Corporation and the Surviving Corporation, to the effect that the Merger constitutes a tax-free reorganization in accordance with the provisions of Section 368(a) of the Code and as to the consequences thereof to the Corporation's shareholders.

        13. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Corporation, and otherwise to carry out the Purposes of this Agreement and Plan of Merger, and the officers and directors of the Corporation are fully authorized in the name and on behalf of the Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

        14. Governing Law. This Agreement and Plan of Merger and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent the PBCL is applicable.

        IN WITNESS WHEREOF, this Agreement and Plan of Merger is executed as of the date first above written.

                      IRON MOUNTAIN INCORPORATED,
                      a Pennsylvania corporation
                      By:

                            Name:
                            Title:
                      IRON MOUNTAIN INCORPORATED
                      a Delaware corporation
                      By:

                            Name:
                            Title:

Appendix B

CERTIFICATE OF INCORPORATION
OF
IRON MOUNTAIN INCORPORATED

        FIRST. The name of the Corporation is Iron Mountain Incorporated.

        SECOND. The address of the Corporation's registered office in the State of Delaware and New Castle County is Corporation Service Company, Suite 400, 2711 Centerville Road, City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company.

        THIRD. The nature of the business and purposes to be conducted or promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

        FOURTH. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is One Hundred Sixty Million (160,000,000) shares, of which One Hundred Fifty Million (150,000,000) shall be Common Stock, par value $0.01 per share (the "Common Stock"), and (ii) Ten Million (10,000,000) shall be Preferred Stock, par value $0.01 per share (the "Preferred Stock").

        A description of the respective classes of stock and a statement of the designations, powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

        A. COMMON STOCK.

        4.1. General. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

        4.2. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

        4.3. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

        4.4. Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of the Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting.

        B. PREFERRED STOCK.

        The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation, different series of Preferred

Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

        The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or special, preferential or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions (a "Certificate of Designation") shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

        FIFTH. The name and address of the incorporator is as follows:

Name	Mailing Address
Garry B. Watzke	745 Atlantic Avenue, 10th Floor, Boston, MA 02111

        SIXTH. The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

        6.1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

        6.2. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation.

        6.3. Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of actions to be taken by such shares, stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

        6.4. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

        6.5. Subject to the rights of holders of shares of any class or series of Preferred Stock in respect of meetings of the holders of such shares, meetings of stockholders may be called at any time only by the Chairman of the Board of Directors (if any), the President, or a majority of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        SEVENTH. The Corporation is to have perpetual existence.

        EIGHTH.

        8.1. Number of Directors. The number of directors of the Corporation initially shall be ten (10) which number may thereafter be increased or decreased pursuant to the Bylaws of the Corporation; provided, however, that no such increase or decrease shall result in the Corporation having fewer than three (3).

        8.2. Classification of Directors. On the first date on which the Corporation shall have more than one stockholder of record, the Board of Directors shall be classified into three classes: Class I, Class II and Class III. The number of directors in each class shall be determined by the Board of Directors in accordance with the Bylaws; provided that the number of directors in any one class shall not exceed the number of directors in any other class by more than one. The directors in Class III shall serve for a term ending at the first annual meeting of stockholders following the end of the Corporation's fiscal year ending December 31, 2002, the directors in Class I shall serve for a term ending at the following annual meeting of stockholders and the directors in Class II shall serve for a term ending at the second following annual meeting of stockholders. After the respective terms of the classes indicated, each such class of directors shall be elected for successive terms ending at the annual meeting of the stockholders held during the third year after election.

        8.3. Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation.

        8.4. Term; Vacancies. Each director shall hold office until the expiration of the term for which he or she was elected and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. Any vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority vote of the remaining members of the Board (though less than a quorum) or by a sole remaining director or, if no directors remain, by the stockholders and each person so elected shall be a director to serve for the balance of the unexpired term. A director elected to fill a vacancy on the Board shall be elected for a term expiring at the annual meeting when the term of a director in such class would naturally expire. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

        8.5. Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

        8.6. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, this Certificate of Incorporation or the Corporation's Bylaws.

        8.7. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided in the Bylaws of the Corporation.

        8.8. Rights of Preferred Stock. The provisions of this Article are subject to the rights of the holders of any series of Preferred Stock from time to time outstanding.

        NINTH. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

        IN WITNESS WHEREOF, the undersigned has hereunto signed his name and affirms that the statements made in this Certificate of Incorporation are true under the penalties of perjury this             day of            , 2002.

                      Garry B. Watzke
                      Sole Incorporator

ATTEST:
By:

      Name:
      Title:

Appendix C

BYLAWS
OF
IRON MOUNTAIN INCORPORATED

ARTICLE I—OFFICE

        Section 1.1.    Registered Office.    The registered office of the Corporation shall be located in Wilmington, County of New Castle, State of Delaware and the name of the resident agent in charge thereof shall be Corporation Service Company.

        Section 1.2.    Other Offices.    The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors (hereinafter referred to as the "Board of Directors" or the "Board") may from time to time appoint or the business of the Corporation may require.

ARTICLE II—MEETINGS OF STOCKHOLDERS

        Section 2.1.    Place of Meetings.    All meetings of stockholders shall be held either within or without the State of Delaware at such place as the Board of Directors may fix from time to time.

        Section 2.2.    Annual Meeting.    The annual meeting of stockholders shall be held for the election of directors on such date and at such time as the Board of Directors may fix from time to time. Any other proper business may be transacted at the annual meeting.

        Section 2.3.    Special Meetings.    Special meetings of the stockholders for any purpose or purposes may be called only by the Chairman of the Board, if any, the President or by the Board of Directors pursuant to a resolution adopted by a majority vote of the Board of Directors.

        Section 2.4.    Introduction of Business At a Meeting of Stockholders.    At an annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such annual or special meeting of stockholders. To be properly brought before an annual or special meeting of stockholders, business must be (i) in the case of a special meeting, specified in the notice of the special meeting (or any supplement thereto) given by or at the direction of the Board of Directors or otherwise properly brought before the meeting by the Board of Directors, or (ii) in the case of an annual meeting, properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the annual meeting by a stockholder who shall have been a stockholder of record on the record date for such meeting and shall continue to be entitled to vote thereat. For business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation (A) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 nor more than 90 days prior to the first anniversary (the "Anniversary") of the date the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, and (B) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the later of (x) the 90th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made.

        A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before an annual meeting of stockholders (i) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, if a specific action is to be proposed, the text of the resolution(s) which the proposing stockholder proposes that the stockholders adopt, (ii) a representation that the stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting, including the class and number of shares of such stock that are owned beneficially and of record by such stockholder, and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting, (iii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iv) the class and number of shares of the Corporation which are beneficially owned by any stockholders known by the proposing stockholder to be supporting such proposal on the date of such stockholder's notice, (v) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under these Bylaws and applicable law to carry the proposal (an affirmative statement of such intent, a "Solicitation Notice"), and (vi) any material interest of the stockholder in such proposal.

        If the stockholder has provided the Corporation with a Solicitation Notice, such stockholder must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry such proposal. If no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

        Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.4. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that any item of proposed business was not properly brought before the meeting in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        The foregoing requirements shall be in addition to any other requirements imposed by applicable law or regulation.

        Section 2.5.    Notice.    Written or printed notice of every meeting of stockholders, annual or special, stating the hour, date and place thereof, and the purpose or purposes in general terms for which the meeting is called shall, not less than ten (10) days, or such longer period as shall be provided by law, the Certificate of Incorporation, these Bylaws, or otherwise, and not more than sixty (60) days before such meeting, be served upon or mailed to each stockholder entitled to vote thereat, at the address of such stockholder as it appears upon the stock records of the Corporation or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices be mailed to some other address, then to the address designated in such request.

        Notice of the hour, date, place and purpose of any meeting of stockholders may be dispensed with if every stockholder entitled to vote thereat shall attend either in person or by proxy and shall not, at the beginning of the meeting, object to the holding of such meeting because the meeting has not been lawfully called or convened, or if every absent stockholder entitled to such notice shall in writing, filed with the records of the meeting, either before or after the holding thereof, waive such notice.

        Section 2.6.    Quorum and Adjournments.    Except as otherwise provided by law or by the Certificate of Incorporation, the presence in person or by proxy at any meeting of stockholders of the holders of a majority of the voting power of the shares of the capital stock of the Corporation issued, outstanding and entitled to vote thereat shall be requisite and shall constitute a quorum. If two or more classes of stock are entitled to vote as separate classes upon any question, then, in the case of each such class, a quorum for the consideration of such question shall, except as otherwise provided by law or by the Certificate of Incorporation, consist of a majority of the voting power of all stock of that class issued, outstanding and entitled to vote. If a majority of the voting power of shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat or, where a larger quorum is required, such quorum, shall not be represented at any meeting of the stockholders regularly called, the holders of a majority of the voting power of the shares present or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting to another time, or to another time and place, without notice other than announcement of adjournment at the meeting, and there may be successive adjournments for like cause and in like manner until the requisite amount of shares entitled to vote at such meeting shall be represented; provided, however, that if the adjournment is for more than thirty (30) days, notice of the hour, date and place of the adjourned meeting shall be given to each stockholder entitled to vote thereat. Subject to the requirements of law and the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the Chairman of the meeting otherwise directs. At any meeting held to consider matters which were subject to adjournment for want of a quorum at which the requisite amount of shares entitled to vote thereat shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

        Section 2.7.    Votes; Proxies.    Except as otherwise provided in the Certificate of Incorporation, at each meeting of stockholders, every stockholder of record at the closing of the transfer books, if closed, or on the date set by the Board of Directors for the determination of stockholders entitled to vote at such meeting, shall have one vote for each share of stock entitled to vote which is registered in such stockholder's name on the books of the Corporation.

        At each such meeting every stockholder entitled to vote shall be entitled to do so in person, or by proxy appointed by an instrument in writing or as otherwise permitted by law subscribed by such stockholder and bearing a date not more than three (3) years prior to the meeting in question, unless said instrument provides for a longer period during which it is to remain in force. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or any interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary of the Corporation an instrument in writing or as otherwise permitted by law revoking the proxy or another duly executed proxy bearing a later date.

        Voting at meetings of stockholders need not be by written ballot and, except as otherwise provided by law, need not be conducted by inspectors of election unless so determined by the Chairman of the meeting or by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or represented by proxy at such meeting. If it is required or determined that inspectors of election be appointed, the Chairman shall appoint two or more inspectors of election, who shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of their ability. The inspectors so appointed shall take charge of the polls and, after the balloting, shall make a certificate of the result of the vote taken. No director or candidate for the office of director shall be appointed as such inspector.

        At any meeting at which a quorum is present, a plurality of the votes properly cast for election to fill any vacancy on the Board of Directors shall be sufficient to elect a candidate to fill such vacancy, and a majority of the votes properly cast upon any other question shall decide the question, except in any case where a larger vote is required by law, the Certificate of Incorporation, these Bylaws, or otherwise.

        Section 2.8.    Organization.    The Chairman of the Board, if there be one, or in his or her absence the Vice Chairman, or in the absence of a Vice Chairman, the President, or in the absence of the President, a Vice President, shall call meetings of the stockholders to order and shall act as chairman thereof. The Secretary of the Corporation, if present, shall act as secretary of all meetings of stockholders, and, in his or her absence, the presiding officer may appoint a secretary.

ARTICLE III—DIRECTORS

        Section 3.1.    Number.    The business and affairs of the Corporation shall be conducted and managed by a Board of Directors, none of whom needs to be a stockholder. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the number of directors shall be fixed by the Board of Directors (and not by the stockholders) from time to time, in each case by a vote of a majority of the directors in office at the time, regardless of whether such majority constitutes a quorum, provided that no decrease shall effect the term of any director then in office. If the number is not so fixed at any meeting or after an event giving rise to a vacancy, the number shall remain as it stood immediately prior to such meeting or event. The number of directors shall not be less than three nor more than fifteen persons.

        The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors. The directors in Class III shall serve for a term ending at the first annual meeting of stockholders following the end of the Corporation's fiscal year ending December 31, 2002, the directors in Class I shall serve for a term ending at the following annual meeting of stockholders and the directors in Class II shall serve for a term ending at the second following annual meeting of stockholders, with each member of each class to hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected by plurality to hold office for a term expiring at the annual meeting for stockholders held in the third year following the year of their election.

        Section 3.2.    Nomination of Directors.    Only persons nominated in accordance with the procedures set forth in this Section 3.2 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or a committee of Directors appointed by the Board, or (ii) by any stockholder of the Corporation who shall have been a stockholder of record on the record date for such meeting and shall continue to be entitled to vote thereat who complies with the notice procedures set forth in this Section 3.2. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the anniversary, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders called for the purpose of electing Directors, not later than the later of (x) the 90th day prior to such annual meeting or (y) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made; provided, however,such time periods shall be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto, to the extent applicable. Notwithstanding anything in the Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the date of mailing of notice for the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or after such anniversary date, at least one hundred (100) days prior to such annual meeting), a stockholder's notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

        A stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Corporation which are beneficially owned by such person on the date of such stockholder's notice and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) as to the stockholder giving the notice, (a) a representation that the stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting, including the class and number of shares of such stock that are owned beneficially and of record by such stockholder, and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (b) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, (c) the class and number of shares of the Corporation which are beneficially owned by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder's notice, (d) a Solicitation Notice or a statement that the stockholder does not intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees, and (d) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

        If the stockholder has provided the Corporation with a Solicitation Notice, such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder. If no Solicitation Notice relating thereto has been timely provided pursuant to this Section 3.2, the stockholder proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 3.2.

        The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

        The foregoing requirements shall be in addition to any other requirements imposed by applicable law or regulation.

        Section 3.3. Removal. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office by the stockholders in the manner provided in this Section 3.3. At any annual meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation, the notice of which shall state that the removal of a director or directors is among the purposes of the meeting, the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of capital stock of the Corporation entitled to vote in the election of directors generally, voting together as a single class, may remove such director or directors only for cause.

        Section 3.4. Vacancies. If any vacancy shall occur among the directors, or if the number of directors shall at any time be increased, such vacancy shall be filled only by the directors then in office, although less than a quorum, by a majority vote of the directors then in office or by the sole remaining director, or, if no directors then remain, by the stockholders of the Corporation.

        Section 3.5. Meetings. Meetings of the Board of Directors shall be held at such place, within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors or by the Chairman of the Board, if there be one, or by the President, and as may be specified in the notice or waiver of notice of any meeting. Meetings may be held at any time upon the call of the Chairman of the Board, if there be one, or the President or a majority of the directors in office by oral, telegraphic, telex, telecopy or other form of electronic transmission, or written notice, duly served or sent or mailed to each director not less than twenty-four (24) hours before such meeting, except that, if mailed, not less than seventy-two (72) hours before such meeting.

        Meetings may be held at any time and place without notice if all the directors are present and do not object to the holding of such meeting for lack of proper notice or if those not present shall, in writing or by telegram, telex, telecopy or other form of electronic transmission, waive notice thereof before or after the meeting. A regular meeting of the Board may be held without notice immediately following the annual meeting of stockholders at the place where such meeting is held. Regular meetings of the Board may also be held without notice at such time and place as shall from time to time be determined by resolution of the Board. Except as otherwise provided by law, the Certificate of Incorporation or otherwise, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors or any committee thereof need be specified in any written waiver of notice.

        Members of the Board of Directors or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to the foregoing provisions shall constitute presence in person at the meeting.

        Section 3.6. Votes. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

        Section 3.7. Quorum and Adjournment. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the adjournment at the meeting, and at such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally noticed.

        Section 3.8. Compensation. Directors may receive compensation for their services, as such, and for service on any committee of the Board of Directors, as fixed by resolution of the Board of Directors and for expenses of attendance at each regular or special meeting of the Board or any Committee thereof. Nothing in this Section shall be construed to preclude a director from serving the Corporation in any other capacity and receiving compensation therefor.

        Section 3.9. Action by Consent of Directors. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Such consent shall be treated as a vote adopted at a meeting for all purposes. Such consents may be executed in one or more counterparts and not every Director or committee member need sign the same counterpart.

ARTICLE IV—COMMITTEES OF DIRECTORS

        Section 4.1. Establishment and Powers. The Board of Directors of the Corporation may, by resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws, shall have and may exercise all of the powers and authority of the Board of Directors, except that a committee shall not have any power or authority as to the following:

  (a)
  approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; or

  (b)
  adopting, amending or repealing of the Bylaws.

        Section 4.2. Alternate Members. The Board of Directors may designate one or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purpose of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at a meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

        Section 4.3. Term. Each committee of the Board of Directors shall serve at the pleasure of the Board of Directors.

        Section 4.4. Status of Committee Action. The term "Board of Directors" or "Board," when used in any provision of these Bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any executive or other committee of the Board of Directors. Any provision of these Bylaws relating or referring to action to be taken by the Board of Directors or the procedure required therefor shall be satisfied by the taking of corresponding action by a committee of the Board of Directors to the extent authority to take the action has been delegated to the committee pursuant to this Section.

ARTICLE V—OFFICERS

        Section 5.1. Office. The Board of Directors shall elect a President, a Secretary and a Treasurer, and, in their discretion, may elect a Chairman of the Board, a Vice Chairman of the Board, a Controller, and one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers and such other officers as deemed necessary or appropriate. Such officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders (or at such other meeting as the Board of Directors determines), and each shall hold office for the term provided by the vote of the Board, except that each will be subject to removal from office in the discretion of the Board as provided herein. The powers and duties of more than one office may be exercised and performed by the same person.

        Section 5.2. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

        Section 5.3. Chairman of the Board. The Chairman of the Board of Directors, if any, shall be the chief executive officer of the Corporation, and, subject to the direction of the Board of Directors, shall have general charge of the management and direction of the business, affairs and property of the Corporation, and general supervision over its other officers and agents, and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

        Section 5.4. President. The President shall be the chief operating officer of the Corporation. In general, he shall perform all duties incident to the office of President and chief operating officer and shall see that all orders and resolutions of the Board of Directors are carried into effect and shall perform such other executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board.

        Section 5.5. Vice Presidents. Each Executive Vice President, Senior Vice President and Vice President shall have and exercise such powers and shall perform such duties as from time to time may be assigned to him or to her by the Board of Directors or the President.

        Section 5.6. Secretary. The Secretary shall keep the minutes of all meetings of the stockholders and of the Board of Directors in books provided for the purpose and shall see that all notices are duly given in accordance with the provisions of law and these Bylaws. The Secretary shall be custodian of the records and of the corporate seal or seals of the Corporation and shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation under its seal, is duly authorized, and, when the seal is so affixed, he or she may attest the same. Without limiting the generality of the foregoing, in general, the Secretary shall perform all duties incident to the office of secretary of a corporation, and such other duties as from time to time may be assigned to him or her by the Board of Directors.

        Section 5.7. Assistant Secretaries. The Assistant Secretaries in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Secretary.

        Section 5.8. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositaries as shall, from time to time, be selected by the Board of Directors. The Treasurer may endorse for collection on behalf of the Corporation checks, notes and other obligations; may sign receipts and vouchers for payments made to the Corporation and may sign checks of the Corporation, singly or jointly with another person as the Board of Directors may authorize, and pay out and dispose of the proceeds under the direction of the Board. The Treasurer shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and in general, shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as from time to time may be assigned by the Board of Directors.

        Section 5.9. Assistant Treasurers. The Assistant Treasurers in order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Treasurer.

        Section 5.10. Controller. The Controller, if elected, shall be the chief accounting officer of the Corporation and shall perform all duties incident to the office of a controller of a corporation, and, in the absence of or disability of the Treasurer or any Assistant Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Chairman of the Board, if any, the President or the Treasurer.

        Section 5.11. Assistant Controllers. The Assistant Controllers in order of their seniority shall, in the absence or disability of the Controller, perform the duties and exercise the powers of the Controller and shall perform such other duties as the Board of Directors shall prescribe or as from time to time may be assigned by the Controller.

        Section 5.12. Subordinate Officers. The Board of Directors may appoint such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officer to appoint and remove subordinate officers and to prescribe the powers and duties thereof.

        Section 5.13. Compensation. The Board of Directors shall fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

        Section 5.14. Removal. Any officer of the Corporation may be removed, with or without cause, by action of the Board of Directors.

        Section 5.15. Bonds. The Board of Directors may require any officer of the Corporation to give a bond to the Corporation, conditional upon the faithful performance of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

ARTICLE VI—CERTIFICATES OF STOCK

        Section 6.1. Form and Execution of Certificates. The interest of each stockholder of the Corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock of each class shall be consecutively numbered and signed by the Chairman or Vice Chairman of the Board, if any, the President, an Executive Vice President, Senior Vice President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Corporation, and may be countersigned and registered in such manner as the Board of Directors may by resolution prescribe, and shall bear the corporate seal or a printed or engraved facsimile thereof. Where any such certificate is signed by a transfer agent or transfer clerk acting on behalf of the Corporation, the signatures of any such Chairman, Vice Chairman, President, Executive Vice President, Senior Vice President, Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary may be facsimiles, engraved or printed. In case any officer or officers, who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates, shall cease to be such officer or officers, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers.

        In case the corporate seal which has been affixed to, impressed on, or reproduced in any such certificate or certificates shall cease to be the seal of the Corporation before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the seal affixed thereto, impressed thereon or reproduced therein had not ceased to be the seal of the Corporation.

        Every certificate for shares of stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these Bylaws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

        Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

        Section 6.2. Transfer of Shares. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his or her attorney lawfully constituted, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, save as expressly provided by law, by the Certificate of Incorporation or these Bylaws. It shall be the duty of each stockholder to notify the Corporation of his or her post office address.

        Section 6.3. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors (but not the stockholders) may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, the Certificate of Incorporation or these Bylaws, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors (but not the stockholders) may fix a new record date for the adjourned meeting.

        Section 6.4. Closing of Transfer Books. The stock transfer books of the Corporation may, if deemed appropriate by the Board of Directors, be closed for such length of time not exceeding fifty (50) days as the Board of Directors (but not the stockholders) may determine, preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any issuance, change, conversion or exchange of capital stock shall go into effect, during which time no transfer of stock on the books of the Corporation may be made.

        Section 6.5. Lost or Destroyed Certificates. Unless waived in whole or in part by the Board of Directors, any person requesting the issuance of a new certificate in lieu of an alleged lost, destroyed, mislaid or wrongfully taken certificate shall (a) give to the Corporation his or her bond of indemnity with an acceptable surety, and (b) satisfy such other requirements as may be imposed by the Corporation. Thereupon, a new share certificate shall be issued to the registered owner or his or her assigns in lieu of the alleged lost, destroyed, mislaid or wrongfully taken certificate, provided that the request therefor and issuance thereof have been made before the Corporation has notice that such shares have been acquired by a bona fide purchaser.

        Section 6.6. Uncertificated Shares. The Board of Directors of the Corporation may by resolution provide that one or more of any or all classes or series of the stock of the Corporation shall be uncertificated shares, subject to the provisions of Section 158 of the Delaware General Corporation Law.

        Section 6.7. Transfer Agents and Registrars; Further Regulations. The Board of Directors may appoint one or more banks, trust companies or corporations doing a corporate trust business, in good standing under the laws of the United States or any state therein, to act as the Corporation's transfer agent and/or registrar for shares of one or more classes or series of its stock, and the Board may make such other and further regulations, not inconsistent with applicable law, as it may deem expedient concerning the issue, transfer and registration of the Corporation's stock and stock certificates.

ARTICLE VII—EXECUTION OF DOCUMENTS

        Section 7.1. Execution of Checks, Notes, etc. All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers, or agent or agents, as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signatures to be facsimile.

        Section 7.2. Execution of Contracts, Assignments, etc. Unless the Board of Directors shall have otherwise provided generally or in a specific instance, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman or Vice Chairman of the Board, if any, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The Board of Directors may, however, in its discretion, require any or all such instruments to be signed by any two or more of such officers, or may permit any or all of such instruments to be signed by such other officer or officers, agent or agents, as it shall thereunto authorize from time to time.

        Section 7.3. Execution of Proxies. The Chairman or Vice Chairman of the Board, if any, the President, any Executive Vice President, any Senior Vice President or any Vice President, and the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer, or any other officer designated by the Board of Directors, may sign on behalf of the Corporation proxies to vote upon shares of stock of other companies standing in the name of the Corporation.

ARTICLE VIII—INSPECTION OF BOOKS

        The Board of Directors shall determine from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or of the stockholders of the Corporation.

ARTICLE IX—FISCAL YEAR

        The fiscal year of the Corporation shall be determined from time to time by vote of the Board of Directors.

ARTICLE X—SEAL

        The seal of the Corporation shall, subject to alteration by the Board of Directors, consist of a flat-faced circular die with the word "Delaware", together with the name of the Corporation and the year of incorporation, cut or engraved thereon.

ARTICLE XI—AMENDMENTS

        These Bylaws may be altered, amended, changed or repealed and new Bylaws adopted by the stockholders or by the Board of Directors, in either case at any meeting called for that purpose at which a quorum shall be present. Any Bylaw, whether made, altered, amended, changed or repealed by the stockholders or the Board of Directors, may be repealed, amended, changed, further amended, changed, repealed or reinstated, as the case may be, either by the stockholders or by the Board of Directors as above provided.

ARTICLE XII—LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

        Section 12.1. Limitation of Directors' Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended after the adoption of these Bylaws to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

        Section 12.2. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        Section 12.3. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent, partner or trustee of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

        Section 12.4. Success on the Merits. Any indemnification under Section 12.2 or 12.3 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the person requesting such is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 12.2 or 12.3, as the case may be. Such determination shall be made (a) by the Board of Directors, by a majority vote of directors who are not parties to such action, suit or proceeding (whether or not a quorum), (b) by a committee of such directors designated by majority vote of such directors (whether or not a quorum), (c) if there are no disinterested directors or if a majority of disinterested directors so directs, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, or (d) by the stockholders. To the extent, however, that any person referred to in Section 12.2 or 12.3 has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to therein, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

        Section 12.5. Expense Advance. Expenses (including attorneys' fees) incurred by an officer or director of the Corporation in defending any pending or threatened civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in Section 12.4 of this Article upon receipt of an undertaking by or on behalf of such officer or director to repay such amount, if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

        Section 12.6. Nonexclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The provisions of this Article XII shall not be deemed to preclude the indemnification of any person who is not specified in Section 12.2 or 12.3 but whom the Corporation has the power to indemnify under applicable law or otherwise.

        Section 12.7. Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity, against any liability asserted against and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the obligation to indemnify such person against liability under this Article or the power to indemnify such person against such liability under the provisions of Section 145 of the Delaware General Corporation Law.

        Section 12.8. "The Corporation." For the purposes of this Article, references to "the Corporation" shall include the resulting corporation and, to the extent that the Board of Directors of the resulting corporation so decides, all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

        Section 12.9. Other Indemnification. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, trustee, partner, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise or nonprofit entity or from insurance.

        Section 12.10. Other Definitions. For purposes of this Article, references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, trustee, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, trustee, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

        Section 12.11. Continuation of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, trustee, partner, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 12.12. Limitation on Indemnification. Notwithstanding anything contained in this Article XII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 12.3 hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representative) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

        Section 12.13. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article XII to Directors and officers of the Corporation.

        Section 12.14. Amendment. The provisions of this Article XII relating to the limitation of Directors' liability, to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of its Directors and officers which may be modified as to any Director or officer in respect of any act or omission occurring prior to the date of any such modification only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article XII which is adverse to any Director or officer shall apply to such Director or officer only on a prospective basis, and shall not reduce any limitation on the personal liability of a director of the Corporation, or limit the rights of an indemnitee to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as either to reduce the limitation of directors' liability or limit indemnification or the advancement of expenses in any manner unless adopted by (a) the unanimous vote of the Directors of the Corporation then serving, or (b) the affirmative vote of stockholders entitled to cast not less than a majority of the votes that all stockholders are entitled to cast in the election of Directors; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

ARTICLE XIII INTERPRETATION OF BYLAWS—SEPARABILITY

        Section 13.1. Interpretation. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the Delaware General Corporation Law. If any provision of these Bylaws shall be inconsistent with any provision of the Certificate of Incorporation, the provision of the Certificate of Incorporation shall prevail. Where any provision of these Bylaws refers to a rule or process as set forth in these Bylaws, the reference shall be construed to include and be satisfied by any rule or process on the same subject set forth in the Certificate of Incorporation.

        Section 13.2. Separability. The provisions of these Bylaws are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

ARTICLE XIV—DETERMINATIONS BY THE BOARD

        Section 14.1. Effect of Board Determinations. Any determination involving interpretation or application of these Bylaws made in good faith by the Board of Directors shall be final, binding and conclusive on all parties in interest.

Appendix D

IRON MOUNTAIN INCORPORATED
2002 STOCK INCENTIVE PLAN

  1. PURPOSE

        The purpose of this 2002 Stock Incentive Plan (the "Plan") is to encourage key employees, directors, and consultants of Iron Mountain Incorporated (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and its Subsidiaries and in its future growth through the granting of awards ("Awards") of Common Stock (as hereinafter defined), whether or not subject to restrictions ("Stock Grants"), stock options ("Options"), and other rights to compensation in amounts determined by the value of the Company's Common Stock (together with Stock Grants, "Other Rights"). The term "Subsidiary" as used in the Plan means a corporation, company, partnership or other form of business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock or other form of equity ownership or has a significant financial interest, as determined by the Committee (as hereinafter defined).

  2. ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the discretion of the Board, a committee or subcommittee of the Board (the "Committee"), appointed by the Board and composed of at least two (2) members of the Board. In the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. All references in the Plan to the "Committee" shall be understood to refer to the Committee or the Board, whoever shall administer the Plan.

        For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act and, for so long as Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. The Committee shall select those persons to receive Awards under the Plan ("Optionees") and determine the terms and conditions of all Awards.

        The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of Awards granted hereunder shall be subject to the determination of the Committee, which shall be final and binding.

        With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

        The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 as incentive stock options as described in Section 422 of the Code ("ISOs") to qualify as such.

  3. STOCK SUBJECT TO THE PLAN

        The total number of shares of the Company's outstanding Common Stock, $0.01 par value per share ("Common Stock"), that may be subject to Award under the Plan shall be 1,352,543, from either authorized but unissued shares or treasury shares. Other Rights that fail to vest, and shares of Common Stock subject to an Option or similar Other Right that is neither fully exercised prior to its expiration or other termination nor terminated by reason of the exercise of an SAR (as hereinafter defined) related to the Option, shall again become available for grant under the terms of the Plan.

        The total amount of the Common Stock with respect to which Awards may be granted to any single person under the Plan shall not exceed in any year in the aggregate 500,000 shares.

        Each reference to a number of shares of Common Stock in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 11.

  4. ELIGIBILITY

        The persons who shall be eligible for Awards under the Plan shall be key employees, directors, and other persons who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. ISOs shall not be granted to any person who is not an employee of the Company or an ISO Subsidiary. The term "ISO Subsidiary" shall mean those Subsidiaries described in Section 424(e) or Section 424(f) of the Code.

  5. TERMS AND CONDITIONS OF OPTIONS

        Every Option shall be evidenced by a written Stock Option Agreement in such form as the Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or a non-qualified stock option ("NSO"), and such other terms and conditions as the Committee shall approve, and containing or incorporating by reference the following terms and conditions.

          (a)    Duration. The duration of each Option shall be as specified by the Committee in its discretion; provided, however, that no ISO shall expire later than ten (10) years from its date of grant, and no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any ISO Subsidiary shall expire later than five (5) years from its date of grant.

          (b)    Exercise Price. The exercise price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the exercise price with respect to an ISO shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the exercise price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of any ISO Subsidiary shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant of the ISO. For purposes of the Plan, except as may be otherwise explicitly provided in the Plan or in any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar document, the Fair Market Value of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then Fair Market Value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on such date on the principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of Fair Market Value.

          (c)    Method of Exercise. To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by written notice to the Chief Financial Officer of the Company or his designee stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price in cash or check payable to the Company, or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person or by facsimile transmission to the Chief Financial Officer of the Company or his designee or shall be sent by registered mail, return receipt requested, to the Chief Financial Officer of the Company or his designee, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

    Alternatively, payment of the exercise price may be made:

            (1)    In whole or in part, in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims, and encumbrances of any kind. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in his name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims, and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such certificates. If the exercise price exceeds the Fair Market Value of the shares for which certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess, or, if the Stock Option Agreement so provides, his promissory note as described in Section 5(c)(2); or

            (2)    By payment in cash of the par value of the Common Stock to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Optionee's recourse promissory note, in a form specified by the Company, secured by the Common Stock acquired upon exercise of the Option and such other security as the Committee may require.

    Alternatively, Options may be exercised by means of a "cashless exercise" procedure in which a broker: (i) transmits the exercise price to the Company in cash or acceptable cash equivalents either (1) against the Optionee's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price or (2) as the proceeds of a margin loan to the Optionee; or (ii) agrees to pay the exercise price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having a Fair Market Value equal to the exercise price. The Optionee's notice of exercise of an Option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure and such other information or undertaking by the broker as the Committee shall reasonably require.

    At the time specified in an Optionee's notice of exercise, the Company shall, without issue or transfer tax to the Optionee, deliver to him at the main office of the Company, or such other place as shall be mutually acceptable, a certificate for the shares as to which his Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his notice upon tender of delivery thereof, his right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

          (d)    Reload Options. The Committee may, in its discretion, provide in the terms of any Stock Option Agreement that if the Optionee delivers shares of Common Stock already owned or to be received upon exercise of the Option in full or partial payment of the exercise price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, the Optionee shall, either automatically and immediately upon such exercise, or in the discretion of the Committee upon such exercise, be granted a new option (a "Reload Option") to purchase that number of shares of Common Stock delivered by the Optionee to the Company, on such terms and conditions as the Committee may determine under the terms of the Plan. The exercise price for Common Stock subject to a Reload Option shall be not less than one hundred percent (100%) of the Fair Market Value of the shares on the date of grant of the Reload Option, and the duration of a Reload Option shall be equal to the unexpired term of the exercised Option on the date of exercise.

          (e)    Vesting. An Option may be exercised so long as it is vested and outstanding from time to time, in whole or in part, in the manner and subject to the conditions that the Committee in its discretion may provide in the Stock Option Agreement.

          (f)    Notice of ISO Stock Disposition. The Optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon his exercise of the ISO.

          (g)    Effect of Cessation of Employment or Service Relationship. The Committee shall determine in its discretion and specify in each Stock Option Agreement the effect, if any, of the termination of the Optionee's employment or other service relationship upon the exercisability of the Option.

          (h)    Transferability of Options. An Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Optionee in a durable power of attorney acceptable to the Company's counsel. Notwithstanding the preceding sentences of this Section 5(h), the Committee may in its discretion permit the Optionee of an NSO to transfer the NSO to a member of the Immediate Family (as hereinafter defined) of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, the Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

          (i)    No Rights as Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of a certificate to him for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 11.

  6. STOCK APPRECIATION RIGHTS

        Among the "Other Rights" available under the Plan are stock appreciation rights ("SARs"), which may be granted by the Committee in respect of such number of shares of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. An SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and to the extent of the exercise of the related Option the SAR shall terminate. Shares of Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of an SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of an SAR not related to any Option shall be contained in an SAR Agreement.

        Upon exercise of an SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised over the exercise price for those shares under a related Option, or if there is no related Option, over the base value stated in the SAR Agreement. The amount payable by the Company upon exercise of an SAR shall be paid in the form of cash or other property (including Common Stock of the Company), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

        All grants of SARs to Insiders shall be capable of being settled only for cash and may not be granted in connection with an Option. If an SAR is awarded to a person who is not an Insider at the time of award but subsequently becomes an Insider, it shall be deemed to be amended to provide that it may be settled only in cash while such person is an Insider.

  7. STOCK GRANTS

        The Committee may grant or award shares of Common Stock, with or without restrictions. In the event restrictions are imposed on a Stock Grant, such restrictions shall be set forth by the Committee in a Restricted Stock Agreement.

        A holder of a Stock Grant, including a Stock Grant subject to restrictions, shall have all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Committee shall otherwise determine. Certificates representing Common Stock subject to restrictions shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement, and, if the Committee so determines, the Optionee may be required to deposit the certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

  8. SPECIAL BONUS GRANTS AND LOANS

        In its discretion, the Committee may grant in connection with any NSO or Stock Grant a special cash bonus in an amount not to exceed the lesser of (a) the combined federal, state, and local income and employment tax liability incurred by the Optionee as a consequence of his acquisition of stock pursuant to the exercise of the NSO or the grant or vesting of Stock Grant and the related special bonuses, or (ii) thirty percent (30%) of the imputed income realized by the Optionee on account of such exercise or vesting and the related special bonus. The Committee may in its discretion estimate the amount of the tax liability described in clause (a) of the immediately preceding sentence, using formulae or methods uniformly applied to Optionees in similar circumstances, without regard to the particular circumstances of an individual Optionee. A special bonus shall be payable solely to federal, state, and local taxing authorities for the benefit of the Optionee at such time or times as withholding payments of income tax may be required. A special bonus may be granted simultaneously with a related NSO Stock Grant or separately with respect to an outstanding NSO or Stock Grant at an earlier date. In the event that an NSO with respect to which a special bonus has been granted becomes exercisable by the personal representative of the estate of the Optionee, or that a Stock Grant with respect to which a special bonus has been granted shall vest after the death of an Optionee, the bonus shall be payable to or for the benefit of the estate in the same manner and to the same extent as it would have been payable for the benefit of the Optionee had he survived to the date of exercise or vesting.

        In the Committee's discretion, a Stock Option Agreement or Restricted Stock Agreement may provide that to the extent that an Optionee does not receive a special bonus of the maximum amount permissible under this Section 8, the Company shall lend the Optionee an amount no greater than the excess of such maximum over the special bonus (if any) paid to the Optionee, for such term and at such rate of interest (or no interest) and on such further terms and conditions as the Committee determines.

  9. OPTIONS AND OTHER RIGHTS VOIDABLE

        If a person to whom a grant has been made fails to execute and deliver to the Committee a Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar document within thirty (30) days after it is submitted to him, the Award granted under the agreement shall be voidable by the Company at its election, without further notice to the Optionee.

  10. REQUIREMENTS OF LAW

        The Company shall not be required to transfer any Common Stock or to sell or issue any shares upon the exercise of any Option or Other Right if the issuance of the shares will result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act, upon the transfer of Common Stock or the exercise of any Option or Other Right the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Option or Other Right will not transfer the shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Common Stock or the exercise of an Option or

Other Right to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

  11. CHANGES IN CAPITAL STRUCTURE

        In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities covered by outstanding Options and Other Rights, and for which Options or Other Rights may be granted under the Plan. Any such adjustment in outstanding Options or Other Rights shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code without the consent of the Optionee. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Optionees.

        If while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Common Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

        Except as otherwise provided in the preceding paragraph, if while unexercised Options or Other Rights remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation) or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, or upon a Change of Control (as defined herein), then, except as otherwise specifically provided to the contrary in an Optionee's Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar agreement, the Committee may in its discretion amend the terms of all outstanding Options and Other Rights so that either:

            (a)    After the effective date of such merger, consolidation, sale or Change of Control, as the case may be, each Optionee shall be entitled upon exercise of an Option or Other Right to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation, sale or Change of Control if he had been the holder of record of the number of shares of Common Stock as to which the Option or Other Right is being exercised, or shall be entitled to receive from the successor entity a new stock grant, stock option or stock appreciation right of comparable value; or

            (b)    All outstanding Options and Other Rights shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control, as the case may be, provided that each Optionee shall have the right to exercise his Option or Other Right according to its terms during the period of twenty (20) days ending on the day preceding the effective date of such merger, consolidation, liquidation, sale or Change of Control; or

            (c)    All outstanding Options and Other Rights shall be cancelled as of the effective date of any such merger, consolidation, liquidation, sale or Change of Control, as the case may be, in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option or Other Right been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise had been made prior to such merger, consolidation, liquidation, sale or Change in Control, less the exercise price therefor. Upon receipt of such consideration by the Optionee, his Option or Other Right shall immediately terminate and be of no further force and effect. The value of the stock or other securities the Optionee would have received if the Option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 5(b).

        In addition to the foregoing, the Committee may in its discretion amend the terms of an Option or Other Right by cancelling some or all of the restrictions on its exercise to permit its exercise to a greater extent than that permitted under its existing terms.

        A "Change of Control" of the Company shall be deemed to have occurred if any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than a trust related to an employee benefit plan maintained by the Company becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the Company's outstanding Common Stock, and within the period of twenty-four (24) consecutive months immediately thereafter, individuals other than (a) individuals who at the beginning of such period constitute the entire Board of Directors or (b) individuals whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, become a majority of the Board of Directors.

        Except as expressly provided to the contrary in this Section 11, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options or Other Rights.

  12. FORFEITURE FOR DISHONESTY

        Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and an Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or other service relationship with the Company or a Subsidiary, which damaged the Company or Subsidiary, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary:

          (a)    The Optionee shall forfeit all unexercised Options and Other Rights and all exercised Options and Other Rights under which the Company has not yet delivered the certificates; and

          (b)    The Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the Optionee upon the earlier exercise of any Option or Other Rights at a price equal to the amount paid to the Company upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise and the date of such repurchase upon a debt in the amount of the exercise price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates.

        The decision of the Board as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding, and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of an Optionee by the Company or a Subsidiary.

  13. MISCELLANEOUS

          (a)    Nonassignability of Other Rights. No Other Rights shall be assignable or transferable by the Optionee except by will or the laws of descent and distribution. During the life of the Optionee, Other Rights shall be exercisable only by the Optionee.

          (b)    No Guarantee of Employment or Continuation of Service Relationship. Neither the Plan nor any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement or similar agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a Subsidiary, or give the Company or a Subsidiary the right to require continued employment or services.

          (c)    Tax Withholding. To the extent required by law, the Company (or a Subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise or vesting of an Option or Other Right, or a cash bonus paid in connection with such exercise or vesting, and as a condition to the receipt of any Option or Other Right or related cash bonus the Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

          Without limiting the foregoing, the Committee may in its discretion permit any Optionee's withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Optionee of shares already owned by him; provided, however, that payment of withholding obligation in the form of shares shall not be made with respect to an amount in excess of the minimum required withholding. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee shall deliver to the Company certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims, and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates. If the Optionee is subject to Section 16(a) of the Exchange Act, his ability to pay his withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

          (d)    Use of Proceeds. The proceeds from the sale of Common Stock pursuant to Options or Other Rights shall constitute general funds of the Company.

          (e)    Awards to Non-United States Persons. Awards may be made to Optionees who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board of Directors shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 14, to obtain favorable tax treatment for Optionees, and any such amendments shall be evidenced by an Appendix to the Plan. The Board of Directors may delegate this authority to the Committee.

          (f)    Governing Law. The granting of Awards and the issuance of Common Stock under the Plan shall be subject to all applicable laws and regulations and to such approvals by any governmental agency or national securities exchanges as may be required. To the extent not preempted by Federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.

  14. EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

        The Plan shall be effective as of April 1, 2002 if, and only if, the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the shareholders of the Company approve the Plan within twelve (12) months after such date. If so approved by the shareholders, the Committee may grant Options and Other Rights under the Plan from time to time until the close of business on March 31, 2012. The Board may at any time amend the Plan; provided, however, that without approval of the Company's shareholders there shall be no: (a) increase in the total number of shares covered by the Plan, except by operation of the provisions of Section 11, or the aggregate number of shares of Common Stock that may be issued to any single person; (b) change in the class of persons eligible to receive Awards under the Plan; or (c) other change in the Plan that requires shareholder approval under applicable law. No amendment shall adversely affect outstanding Options or Other Rights without the consent of the Optionee. The Plan may be terminated at any time by action of the Board, but any such termination will not terminate Options and Other Rights then outstanding, without the consent of the Optionee.

PROXY

IRON MOUNTAIN INCORPORATED

745 ATLANTIC AVENUE
BOSTON, MASSACHUSETTS 02111

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints C. RICHARD REESE and JOHN F. KENNY, JR., and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes both of them, or any one if only one be present, to represent and to vote, as designated on the reverse hereof, all the Common Stock, $.01 par value per share, of Iron Mountain Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Shareholders to be held on May 23, 2002 at 10:00 a.m., local time, or any adjournment or postponement thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all of the directors listed in Proposal 1, for the approval and adoption of the Agreement and Plan of Merger described in Proposal 2 and for the adoption of the Iron Mountain Incorporated 2002 Stock Incentive Plan described in Proposal 3.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

[LOGO OF IRON MOUNTAIN INCORPORATED]

April 26, 2002

Dear Shareholder:

        It is a pleasure to invite you to the Company's 2002 Annual Meeting in Boston, Massachusetts on Thursday, May 23, 2002, at 10:00 a.m., local time, at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts.

        The Annual Report to Shareholders, Notice of Meeting, proxy statement and form of proxy are included herein. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

        The vote of every shareholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

        Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

        Your Board of Directors and management look forward to greeting those shareholders who are able to attend.

                      Sincerely,
                      C. RICHARD REESE
                      Chairman of the Board and
                      Chief Executive Officer

DETACH HERE
PLEASE MARK ☒ VOTES AS IN THIS EXAMPLE
1. Election of the following Directors Nominees: (01) B. Thomas Golisano, (02) John F. Kenny, Jr. and (03) Vincent J. Ryan.	3. Approve the adoption of the Iron Mountain Incorporated 2002 Stock Incentive Plan: FOR AGAINST ABSTAIN ☐ ☐ ☐
FOR WITHHOLD ☐ ☐	4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐
For all nominees except as noted above	MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

2.  Approve and adopt the Agreement and Plan of Merger providing for the merger of the Company into its wholly owned subsidiary for the purpose of changing the Company's State of Incorporation from Pennsylvania to Delaware, as approved by the Board of Directors.
            FOR      AGAINST      ABSTAIN
☐ ☐ ☐
Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in full partnership name by an authorized person.
Signature: Date:	Signature: Date:

QuickLinks

IRON MOUNTAIN INCORPORATED 745 Atlantic Avenue Boston, Massachusetts 02111 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2002
IRON MOUNTAIN INCORPORATED 745 Atlantic Avenue Boston, Massachusetts 02111 PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS To be held on May 23, 2002 GENERAL INFORMATION
ITEM 1 ELECTION OF DIRECTORS
ITEM 2 APPROVAL OF THE REINCORPORATION OF THE COMPANY INTO THE STATE OF DELAWARE
ITEM 3 APPROVAL OF THE IRON MOUNTAIN INCORPORATED 2002 STOCK INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in 2001
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
ADDITIONAL INFORMATION
AGREEMENT AND PLAN OF MERGER
WITNESSETH
CERTIFICATE OF INCORPORATION OF IRON MOUNTAIN INCORPORATED
BYLAWS OF IRON MOUNTAIN INCORPORATED
ARTICLE I—OFFICE
ARTICLE II—MEETINGS OF STOCKHOLDERS
ARTICLE III—DIRECTORS
ARTICLE IV—COMMITTEES OF DIRECTORS
ARTICLE V—OFFICERS
ARTICLE VI—CERTIFICATES OF STOCK
ARTICLE VII—EXECUTION OF DOCUMENTS
ARTICLE VIII—INSPECTION OF BOOKS
ARTICLE IX—FISCAL YEAR
ARTICLE X—SEAL
ARTICLE XI—AMENDMENTS
ARTICLE XII—LIMITATION OF DIRECTORS' LIABILITY AND INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS
ARTICLE XIII INTERPRETATION OF BYLAWS—SEPARABILITY
ARTICLE XIV—DETERMINATIONS BY THE BOARD
IRON MOUNTAIN INCORPORATED 2002 STOCK INCENTIVE PLAN
PROXY IRON MOUNTAIN INCORPORATED 745 ATLANTIC AVENUE BOSTON, MASSACHUSETTS 02111 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
[LOGO OF IRON MOUNTAIN INCORPORATED]